Exhibit 10.1

SUBSCRIPTION AGREEMENT

认购协议

This SUBSCRIPTION AGREEMENT (this “Agreement”) is made as of this ___ day of August 1, 2023, by and between Datasea Inc., a company incorporated under the laws of Nevada, USA (the “Company”), having its principal place of business at 20th Floor, Tower B, Guorui Plaza, 1 Ronghua South Road, Technological Development Zone,Beijing, P.R. China, 100176, and the person or entity listed on the signature page hereto under the heading “Subscriber” (the “Subscriber”).

  该认购协议（“本协议”） 在2023年_8__月_1__日所签，数海股份公司是一家在美国内华达州法律下注册成立的（以下简称“公司”），其主要经营地点在中国北京经开区荣华南路1号国锐广场B座20层 邮编100176。本协议下标识的“认购人”（以下简称“认购人”） 为签字页上列出的个人或实体。

WHEREAS, the Company desires to sell up to an aggregate of 2,380,000 shares (the “Shares”) of the Company’s common stock, par value US$0.001 per share (the “Common Stock”), for a per share purchase price of US$ 1.2 ;

鉴于，本公司希望出售每股面值0.001美元的普通股（以下简称“普通股”）2,380,000股，每股购买价1.2 美元;

WHEREAS, the Subscriber desires to purchase a number of Shares from the Company on such terms, subject to the terms, conditions and restrictions set forth herein; and

鉴于，从公司购买一定数量股票的认购人希望遵守本协议的条款、条件和限制;

WHEREAS, the offer and sale of the Shares by the Company (the “Offering”) is being made in reliance upon the provisions of Regulation S (“Regulation S”) promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”).

鉴于，本公司股票的发行和销售（以下简称“发行”）以美国证券交易委员会（以下简称“证券交易委员会”）根据1933年证券法修正案（以下简称“证券法”）颁布的S条例（以下简称“S条例”）为依据；

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the Company and the Subscriber do hereby agree as follows:

因此，本公司与认购人就该考虑及下文所述的相互承诺达成如下协议:

1. Agreement to Subscribe

1. 认购协议

1.1 Purchase and Issuance of the Shares.  The Subscriber is hereby subscribing for the number of Shares indicated on the signature page hereto by the caption “Number of Shares Subscribed for” (the “Subscriber’s Shares”), which Subscriber’s Shares will be issued solely to the Subscriber. The aggregate purchase price for such Subscriber’s Shares (the “Purchase Price”) is indicated on the signature page hereto by the caption, “Purchase Price.”

1.1  购买和发行股票。认购人特此认购签署页面上所示的股票数目，标题为“认购股票数”（以下简称“认购人股票”），其认购的股票将仅颁发给认购人。股票总购买价（以下简称“股票购买价”）为认购人在签字页上标注的“购买价格”。

1.2 Delivery of the Purchase Price. Upon execution of this Agreement, the Subscriber shall be bound to fulfill its obligations hereunder and hereby irrevocably commits to deliver to the Company. Within 30 working days after the signing of this subscription agreement (i.e. No later than September 10, 2023), the subscriber shall pay the total purchase Price of $2,856,000 in RMB, with an amount of ¥ 20,000,000. The Purchase Price pays by bank check, wire transfer or other means of payment.

1.2 实际成交价格。对于执行本协议，认购人应有义务履行本协议项下的义务，并不可撤销。在本股权认购协议签署后的30个工作日内（即不晚于2023年9月10日），认购人应该支付购买总额 2,856,000美元，认购人以人民币的方式支付，即总金额为¥ 20,000,000人民币。购买款项通过银行支票，电汇或其他付款方式。

2. Representations and Warranties of the Subscriber

2. 认购人的声明和保证

The Subscriber represents and warrants to the Company that:

认购人向公司声明和保证：

2.1 Subscriber.  The information concerning the Subscriber provided by the Subscriber to the Company (including the information regarding the Subscriber set forth on the signature page hereto and in the Investor Suitability Questionnaire) is true, complete and accurate in all respects.  The Subscriber has provided to the Company a true, complete and accurate copy of his, her or its People’s Republic of China identification card or other valid photo identification for individual or entities.

2.1 认购人。认购人向本公司提供的关于认购人信息（包括有关认购人所阐述的本文签字页和投资者适用性调查问卷的信息）在各方面是真实、完整、准确的。认购人向本公司提供真实、完整和准确的中华人民共和国的身份证或者其他含有有效照片的身份证明或公司证明的副本。

2.2 Intent. The Subscriber is purchasing the Subscriber’s Shares solely for investment purposes, for the Subscriber’s own account and not for the account or benefit of any U.S. Person (as defined below) or any other person or entity (whether located in the People’s Republic of China or elsewhere), and not with a view towards the distribution or dissemination thereof. The Subscriber understands that the Subscriber’s Shares must be held 365 days. indefinitely unless such Subscriber’s Shares are resold in accordance with the provisions of Regulation S, are subsequently registered under the Securities Act or an exemption from registration is available.

2.2 意图。认购人购买认购人股份仅为投资目的，为认购人自己的账户，而不是为任何美国人士(定义下文)或任何其他个人或实体(无论位于中华人民共和国或其他地方)的账户或利益，也不是为了分发或传播认购人股份。认购人理解认购人的股份必须持有365天。除非该等认购人股份按照第S条的规定进行转售，随后根据《证券法》进行登记，或获得豁免登记。

2.3 No Obligation to Register Shares.  The Subscriber understands that the Company is under no obligation to register the Subscriber’s Shares under the Securities Act, or to assist the Subscriber in complying with the Securities Act or the securities laws of any state of the United States or of any foreign jurisdiction other than as expressly provided herein.

2.3 没有义务注册股票。认购人理解本公司没有义务根据证券法登记认购人的股票，或帮助认购人遵守美国任何州证券法或任何外国司法管辖区其他的证券法律明文规定。

2.4 Investment Experience. The Subscriber, or the Subscriber’s professional advisors, have such knowledge and experience in finance, securities, taxation, investments and other business matters so as to evaluate investments of the kind described in this Agreement.  By reason of the business and financial experience of the Subscriber or his or her professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), the Subscriber can protect his or her own interests in connection with the transactions described in this Agreement.  The Subscriber is able to afford the loss of his, her or its entire investment in the Subscriber’s Shares.

2.4投资经验。认购人或认购人的专业顾问在金融、证券、财税、投资和其他商业事项等有相关知识和经验以评估本协议中所描述的投资。凭着企业与认购人专业顾问（不是由公司或任何附属公司或销售代理担任）的财务经验，认购人可以维护本协议中所描述交易相关的个人利益。认购人能够承担认购股票投资的损失。

2.5 Independent Investigation.  The Subscriber, in making the decision to purchase the Subscriber’s Shares, has relied upon an independent investigation of the Company and has not relied upon any information or representations made by any third parties, or upon any oral or written representations or assurances from the Company, its officers, directors or employees or any other representatives or agents of the Company, other than as set forth in this Agreement and the exhibits and schedules attached hereto.  The Subscriber is familiar with the business, operations and financial condition of the Company and has had an opportunity to ask questions of, and receive answers from, the Company’s officers and directors concerning the Company and the terms and conditions of the offering of the Shares and has had full access to such other information concerning the Company as the Subscriber has requested.

2.5 独立调查。认购人作出认购股票的决定，依赖对公司的独立调查，并没有依赖任何信息或任何第三方提出声明，或出于本公司管理人员、董事或雇员或任何其他本公司或代理商代表的任何口头或书面陈述或保证，如本协议规定和所附的附件和时间进度。认购人熟悉本公司的业务、经营和财务状况，并有机会向本公司的高级管理人员和董事就本公司及股票发行的条款和条件提出问题，并得到回答。同时，认购人已完全有权获得认购人要求的有关本公司的其他信息。

2.6 Authority. This Agreement has been validly authorized, executed and delivered by the Subscriber and is a valid and binding agreement enforceable in accordance with its terms, subject to the general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors’ rights generally. The execution, delivery and performance of this Agreement by the Subscriber does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which the Subscriber is a party.  In case the Subscriber is an entity, it was not formed for the specific purpose of acquiring the Subscriber’s Shares, is a company incorporated, duly organized, validly existing and in good standing under the laws of the jurisdiction where it is incorporated. Entering into this Agreement and the transactions contemplated hereby do not and will not result in the violation of any of the terms and provisions of any law applicable to, or the charter or other organizational documents, bylaws or other governing documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound.

2.6 授权。本协议一经生效，将具有法律效力。因股权、破产或其他法律通用原则，会影响一般债权人权利的强制执行。认购人签署、交付和履行本协议，不与认购人作为签署方的其他任何协议、合同或文书相冲突、违反或造成违约，也不会造成违约。如认购人是实体，则其成立并非为取得认购人股票的特定目的，而是根据其注册地法律注册成立、适当组织、有效存续和信誉良好的公司。订立本协议及拟进行的交易在此不会违反任何适用于任何法律、章程或其他组织性文件，章程的规定或者其它管理文件的条款和规定，认购人或任何协议的书面或口头对认购人可能是受约束的。

2.7 Not a Broker-Dealer. The Subscriber is neither a registered representative under the Financial Industry Regulatory Authority (“FINRA”), a member of FINRA or associated or Affiliated (as defined below) with any member of FINRA, nor a broker-dealer registered with the SEC under the Exchange Act of 1934, as amended (“Exchange Act”) or engaged in a business that would require it to be so registered, nor is it an Affiliate of a broker-dealer or any Person engaged in a business that would require it to be registered as a broker-dealer.  In the event such Subscriber is a member of FINRA, or associated or Affiliated with a member of FINRA, such Subscriber agrees, if requested by FINRA, to sign a lock-up, the form of which shall be satisfactory to FINRA with respect to the Subscriber’s Shares. As used herein, “Affiliate” means, with respect to any specified Person: (i) if such Person is an individual, the spouse of that Person and, if deceased or disabled, his heirs, executors, or legal representatives, if applicable, or any trusts for the benefit of such individual or such individual’s spouse and/or lineal descendants, or (ii) another Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Person specified. As used in this definition, “control” shall mean the possession, directly or indirectly, of the power to cause the direction of the management and policies of a Person, whether through the ownership of voting securities or by contract or other written instrument. “Person” shall mean an individual, entity, corporation, partnership, association, limited liability company, limited liability partnership, joint-stock company, trust or unincorporated organization.

2.7 非经纪自营商。认购人既不是根据美国金融业监管局（“FINRA”）的注册代表，也不是金融监管局的相关成员（定义见下文）也不是美国证券交易委员会1934年修订的交易法（简称“交易法”）下注册的经纪 - 交易商的任何成员，或从事商业将要求其作为经纪自营商注册的附属机构或从事业务的任何人，要求其作为经纪交易商进行登记。如果该认购人是FINRA的成员，或与FINRA成员有关联或关联，则该认购人同意，如FINRA要求，签署一份锁定协议，其形式应符合FINRA对认购人股票的要求。在本文中，“关联方”是指，对于任何特定的人：（1）如该人是个人，其配偶如死亡或残疾，他的继承人、遗嘱执行人或法定代表人（如适用）或任何信托此类个人或等人的配偶或直系后代或（2）另一人直接或间接地通过一个或多个中介机构，控制、受控或指定的人共同控制。由于在本定义中，“控制”是指拥有直接或间接的权力，一个人的权利将导致管理和人员的政策的方向变化，无论是通过证券所有权的投票或通过合同或其他书面文件。 “人”是指某一个人、实体、公司、合伙企业、协会、有限责任公司、有限责任合伙、股份制公司、信托或非公司组织。

2.8 Not an Underwriter.  The Subscriber is not an underwriter of the Subscriber’s Shares, nor is it an Affiliate of an underwriter of the Subscriber’s Shares.

2.8 非承销商。认购人并非认购人股票的承销商，也不是认购人股票承销商的加盟商。

2.9 No Advice from Company. The Subscriber acknowledges that he, she or it has received, and fully and carefully reviewed and understands, copies of the SEC filings, either in hard copy or electronically through the SEC’s EDGAR system at http://www.sec.gov. The Subscriber also acknowledges that he, she or it has had the opportunity to review this Agreement, the exhibits hereto (including the risk factors relating to the Company attached hereto) and the transactions contemplated by this Agreement with the Subscriber’s own legal counsel and investment and tax advisors.  Except for any statements or representations of the Company made in this Agreement, the Subscriber is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction. The Subscriber has consulted, to the extent deemed appropriate by the Subscriber, with the Subscriber’s own advisers as to the financial, tax, legal and related matters concerning an investment in the Subscriber’s Shares and on that basis believes that investing in the Subscriber’s Shares is suitable and appropriate for the Subscriber.

2.9 并非公司意见。认购人承认，本人已收到，并且已完整且仔细地审查并理解了SEC备案的副本，可以硬拷贝，也可以通过美国证券交易委员会的EDGAR系统http://www.sec.gov以电子方式进行。认购人还承认，本人有机会审阅本协议、本协议的附件(包括与本协议所附公司相关的风险因素)以及本协议中与自己的法律顾问、投资和税务顾问所拟进行的交易。除本公司在本协议中作出的任何陈述或陈述外，认购人仅依赖该等律师及顾问，而非依赖本公司或其任何代表或代理人的任何陈述或陈述，以获取法律，税务或投资建议，本协议或任何司法辖区的证券法所涉及的交易。认购方已在自身认为合适的范围内，就“认购人股票”的投资的财务，税务，法律及相关事宜咨询自己的顾问，并在此基础上认为“认购人股票”的投资是合适的。

2.10 Regulation S Exemption. The Subscriber understands that the Subscriber’s Shares are being offered and sold to him, her or it in reliance on an exemption from the registration requirements of United States federal and state securities laws under Regulation S promulgated under the Securities Act and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein in order to determine the applicability of such exemptions and the suitability of the Subscriber to acquire the Subscriber’s Shares.  In this regard, the Subscriber represents, warrants and agrees that:

2.10 S条例豁免。认购人了解到，认购人的股票正在提供并出售给他，根据美国联邦和州证券法登记S条例规定的豁免，他根据证券法公布且本公司这里提出的声明、保证、协议，确认和认购人理解的真实性和准确性，以确定这些豁免和认购人获得认购人的股票的适用性。在这方面，认购人声明，保证及同意：

(i) The Subscriber is not a U.S. Person and is not an Affiliate of the Company and is not acquiring the Subscriber’s Shares for the account or benefit of a U.S. Person.  A “U.S. Person” means any one of the following:

（ⅰ） 认购人不是美国公民且不是本公司的关联公司，并没有为美国人士的帐户或利益取得认购人的股票。 “美国人“是指下列之一：

(A) any natural person resident in the United States of America;

（A） 任何居住在美利坚合众国的自然人;

(B) any partnership, limited liability company, corporation or other entity organized or incorporated under the laws of the United States of America;

（B） 任何合伙企业，有限责任公司，公司或根据美利坚合众国法律组织或组建的其他实体;

(C) any estate of which any executor or administrator is a U.S. Person;

（C） 任何遗产的执行人或遗产管理人是美国人;

(D) any trust of which any trustee is a U.S. Person;

（D） 任何信托的任何受托人是一个美国人;

(E) any agency or branch of a foreign entity located in the United States of America;

（E） 任何机构或设在美国的外国实体分支;

(F) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

（F） 任何非全权委托账户或类似的帐户（除遗产或信托以外）由经销商或其他受托人为美国人士的利益或帐户;

(G) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States of America; and

（G）任何全权委托账户或类似的帐户（除遗产或信托以外）由经销商或其他信托组织、成立或（如果一个人）居住在美利坚合众国;

(H) any partnership, company, corporation or other entity if:

（H） 任何合伙、公司、企业或者其他单位：

(1) organized or incorporated under the laws of any foreign jurisdiction; and

（1） 根据任何外国司法管辖区的法律组织或注册成立;

(2) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

（2） 美国人士主要为了投资目的根据证券法尚未注册，除非它在证券法下由合格的投资者组织或注册成立并拥有（如在规则根据证券法定义501（a））不是自然人，遗产或信托。

(ii) At the time of the origination of contact concerning this Agreement and the date of the execution and delivery of this Agreement, the Subscriber was outside of the United States.

（ⅱ）有关本协议的执行和交付，认购人在美国之外。

(iii) The Subscriber will not, during the period commencing on the date of issuance of the Subscriber’s Shares and ending on the six-month anniversary of such date, or such shorter period as may be permitted by Regulation S or other applicable securities law (the “Restricted Period”), offer, sell, pledge or otherwise transfer the Subscriber’s Shares in the United States, or to a U.S. Person for the account or for the benefit of a U.S. Person, or otherwise in a manner that is not in compliance with Regulation S.

（ⅲ）认购人不会在限售期内将股票将提供、出售、抵押或以其他方式在美国转让认购人的股票或向美国人士的帐户或为美国人士的利益，或以其他方式不符合S规例。

(iv) The Subscriber will, after expiration of the Restricted Period, offer, sell, pledge or otherwise transfer the Subscriber’s Shares only pursuant to registration under the Securities Act or an available exemption therefrom and in accordance with all applicable state and foreign securities laws.

（ⅳ） 认购人会在限售期届满后，提供、出售、抵押或根据证券法以其他方式转让认购的股票登记或可用的豁免资格，并符合所有适用的州和外国证券法律。

(v) The Subscriber was not in the United States engaged in, and prior to the expiration of the Restricted Period will not engage in, any short selling of or any hedging transaction with respect to the Subscriber’s Shares, including without limitation, any put, call or other option transaction, option writing or equity swap.

（ⅴ） 认购人不在美国从事，在此之前的限售期届满将不从事任何沽空或相对于认购人的股票任何对冲交易，包括但不限于任何电话或其他期权交易，期权发售或股权置换。

(vi) Neither the Subscriber nor any person acting on his behalf has engaged, nor will engage, in any directed selling efforts to a U.S. Person with respect to the Subscriber’s Shares and the Subscriber and any person acting on his or her behalf has complied and will comply with the “offering restrictions” requirements of Regulation S under the Securities Act.

（ⅵ） 无论是认购人或任何人代表不能从事也不会从事任何直销给美国人相对于认购的股票及认购人代表他或她的任何人编写并将遵守“发行限制”根据证券法S规例的要求。

(vii) The transactions contemplated by this Agreement have not been pre-arranged with a buyer located in the United States or with a U.S. Person, and are not part of a plan or scheme to evade the registration requirements of the Securities Act.

（ⅶ） 本协议规定的交易没有被预先安排与位于美国或与美国的人一个买主，而不是一个计划或方案的一部分，以规避证券法的登记要求。

(viii) Neither the Subscriber nor any person acting on its behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Subscriber’s Shares.  The Subscriber agrees not to cause any advertisement of the Subscriber’s Shares to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Subscriber’s Shares, except such advertisements that include the statements required by Regulation S under the Securities Act, and only offshore and not in the U.S. or its territories, and only in compliance with any local applicable securities laws.

（ⅷ） 既不是认购人也不是任何人已进行任何活动的目的或可合理的有效预期，操纵美国、其领土或属地的认购人的股票市场。认购人同意不对认购人的股票进行与股票相关的连续的任何广告刊登在任何报纸或期刊或张贴在任何公共场所，但除了这样的广告，包括根据证券法S规则要求的声明，只有离岸而不是在美国或它的领地，只有符合当地适用的证券法。

(ix) The Subscriber has carefully reviewed and completed the investor questionnaire annexed hereto as Exhibit B.

 （ⅸ） 认购人已经认真审查并完成了所附的附件B投资者调查问卷.

2.11 No Advertisements. The Subscriber is not subscribing for the Subscriber’s Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio or via the Internet, or presented at any seminar or meeting, and is not aware of any public advertisement or general solicitation in respect of the Company or its securities.

2.11 没有广告。认购人认购“认购人股票”，未受任何报纸，杂志或类似媒体刊登的广告，文章，通知或其他通讯或通过电视，电台或互联网广播或在任何网站上发布任何广告，文章，通知或其他通讯或任何介绍研讨会或会议，及本公司或其证券的任何公共广告或一般征集的影响。

2.12 Legend. The Subscriber acknowledges and agrees that the Subscriber’s Shares shall bear a restrictive legend (the “Legend”), in the form and substance as set forth in Section 4 hereof, prohibiting the offer, sale, pledge or transfer of the securities, except (i) pursuant to an effective registration statement filed under the Securities Act, (ii) in accordance with the applicable provisions of Regulation S, promulgated under the Securities Act.(iii) pursuant to an exemption from registration provided by Rule 144 under the Securities Act (if available), and (iv) pursuant to any other exemption from the registration requirements of the Securities Act or for estate planning purposes (subject to any escrow restrictions).

2.12 限制性说明。

认购人承认并同意，认购人股份应按照本协议第4条规定的形式和内容，附有限制性说明(“说明”)，禁止证券的要约、出售、质押或转让，除非(i)根据《证券法》提交的有效登记声明，(ii)根据根据《证券法》第S条的适用规定。 (iii)根据《证券法》第144条规定的注册豁免(如果适用)，以及(iv)根据《证券法》注册要求的任何其他豁免或出于遗产规划目的(受任何托管限制)。

2.13 Economic Considerations.  The Subscriber is not relying on the Company, or its affiliates or agents with respect to economic considerations involved in this investment.  The Subscriber has relied solely on his or her own advisors.

2.13 经济因素。认购人不依赖本公司或其附属公司或代理人对于经济方面的考虑参与这项投资。该认购人完全依赖自己的顾问。

2.14 Compliance with Laws. Any resale of the Subscriber’s Shares during the “distribution compliance period” as defined in Rule 902(f) to Regulation S shall only be made in compliance with exemptions from registration afforded by Regulation S. Further, any such sale of the Subscriber’s Shares in any jurisdiction outside of the United States will be made in compliance with the securities laws of such jurisdiction.  The Subscriber will not offer to sell or sell the Subscriber’s Shares in any jurisdiction unless the Subscriber obtains all required consents, if any. The Subscriber acknowledges that such Subscriber is familiar with Rule 144 (“Rule 144”) under the Securities Act, and has been advised that Rule 144 permits resales only under certain circumstances. The Subscriber understands that to the extent that Rule 144 is not available, such Subscriber will be unable to sell any Subscriber’s Shares without either registration under the Securities Act or the existence of another exemption from such registration requirement.

2.14 遵守法律。

在第S条第902(f)条规定的“发行履约期间”内，认购人股份的任何转售应仅按照第S条规定的豁免注册进行。此外，在美国以外的任何司法管辖区进行的认购人股份的任何此类销售应遵守该司法管辖区的证券法。认购方不得在任何司法管辖区要约出售或出售认购方股份，除非认购方获得所有必要的同意(如有)。认购人承认，该等认购人熟悉《证券法》第144条(“第144条”)，并已被告知，第144条仅在某些情况下允许转售。认购人理解，在规则144不可用的情况下，该认购人将无法出售任何认购人股份，除非根据《证券法》进行注册或存在其他豁免该注册要求的豁免。

2.15 Investment Commitment.  The Subscriber's overall commitment to investments which are not readily marketable is not disproportionate to the Subscriber's net worth, and an investment in the Subscriber’s Shares will not cause such overall commitment to become excessive.

2.15 投资承诺。认购人所投资的金额应与其净资产相匹配，认购人承诺不进行过度投资。

2.16 Receipt of Information.  The Subscriber has received all documents, records, books and other information pertaining to the Subscriber’s investment in the Company that has been requested by the Subscriber.

2.16 接收信息。认购人已收到所有文件、记录、书籍和有关认购人的本公司已要求认购人投资的其他信息。

2.17 Information Available.  The Subscriber acknowledges it has availed itself of full access to the Company’s public reports filed with the SEC, which reports can be retrieved from commercial document retrieval services and at the website maintained by the SEC at http://www.sec.gov.

2.17 可用信息。认购人承认它利用了公司提交给美国证券交易委员会的公开报告进行了全面了解，该报告可从商业文件检索服务以及http://www.sec.gov上由美国证券交易委员会维护的网站检索。

2.18 No Governmental Review.  The Subscriber is aware that no federal or state agency has (i) made any finding or determination as to the fairness of this investment, (ii) made any recommendation or endorsement of the Subscriber’s Shares or the Company, or (iii) guaranteed or insured any investment in the Subscriber’s Shares or any investment made by the Company.

2.18 没有政府审查。认购人注意到没有联邦或州机构已经（1）做出任何调查结果或决定为这项投资的公平性，（2）取得认购人股票的任何推荐或认可或（3）保证或担保认购人的股票的任何投资或本公司作出的任何投资。

2.19 Potential Loss of Investment; Risk Factors.  The Subscriber understands that an investment in the Subscriber’s Shares is a speculative investment which involves a high degree of risk and the potential loss of his or her entire investment. The Subscriber has considered carefully and understands the risks associated with an investment in the Subscriber’s Shares, a summary of which risks is annexed hereto as Exhibit A.

2.19 投资的潜在损失：风险因素。认购人了解到，认购人的股票的投资是一种投机性投资，涉及高程度的风险和他的整个投资的潜在损失。认购人已审慎考虑和理解，认购人的股票投资所带来的风险，总结其中的风险是附件A。

3. Representations and Warranties of the Company

3. 公司的声明和保证

The Company represents and warrants to the Subscriber that:

公司对认购人声明和保证：

3.1 Valid Issuance of Capital Stock.  The total number of shares of all classes of capital stock which the Company has authority to issue is 375,000,000 shares of Common Stock.  As of the date hereof, the Company has 27,784,133 shares of Common Stock issued and outstanding.  All of the issued shares of capital stock of the Company have been duly authorized, validly issued, and are fully paid and non-assessable.

3.1 有效发行资产存量。所有类别股本本公司有权发行股票总数为375,000,000股普通股。截至本公布日期，本公司有27,784,133股普通股，发行和流通。所有股本公司的已发行股票已被正式授权，有效发售且不存在任何未缴税费。

3.2 Organization and Qualification.  The Company is a corporation duly incorporated and existing in good standing under the laws of Nevada and has the requisite corporate power to own its properties and assets and to carry on its business as now being conducted.

3.2 组织和资格认证。本公司是一家正式注册成立及根据内华达州的法律，存在的信誉良好的公司，拥有自己的财产和资产，并进行其目前正进行的业务必要的企业实力。

4. Legends, etc.

4. 提示等

4.1 Legend. Each certificate representing the Subscriber’s Shares shall be endorsed with the following legends, in addition to any other legend required to be placed thereon by applicable federal or state securities laws:

4.1 限制性图例。

除适用的联邦或州证券法要求在其上放置的任何其他图例外，代表认购人股份的每张证书均应附有以下图例:

“THESE SECURITIES ARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE SECURITIES ACT”) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT.”

“这些证券正在向不是美国人士的投资者（定义见1933年证券法S规例，下称“证券法”）和未经登记与美国证券交易委员会根据证券法在依赖该条例颁布依照证券法。”

“TRANSFER OF THESE SECURITIES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION.  HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

“除根据《证券法》规定、根据《证券法》的登记或根据现有的豁免登记的规定外，禁止转让这些证券。除非符合《证券法》的规定，否则不得进行套期交易。”

4.2 Subscriber’s Compliance. Nothing in this Section 4 shall affect in any way a Subscriber’s obligations and agreement to comply with all applicable securities laws upon resale of the Subscriber’s Shares.

4.2 认购人的合规性。在第4节的任何规定不得以任何方式影响认购人的义务和协议，转售认购人的股票应遵守所有适用的证券法。

4.3 Company’s Refusal to Register Transfer of Shares. The Company shall refuse to register any transfer of the Subscriber’s Shares not made in accordance with (i) the provisions of Regulation S, (ii) pursuant to an effective registration statement filed under the Securities Act, or (iii) pursuant to an available exemption from the registration requirements of the Securities Act.

4.3 公司拒绝登记股票转让。

本公司应拒绝登记任何不符合以下条件的认购人股份转让:(i)条例S的规定，(ii)根据《证券法》提交的有效登记声明，或(iii)根据《证券法》登记要求的豁免。

4.4 Company’s majority stockholders’ control. Our majority stockholders control our Company, including the outcome of matters requiring shareholder approval.Our officers and directors will have the ability, acting together, to control the election of our directors and the outcome of corporate actions requiring shareholder approval, such as: (i) a merger 、split a share or a sale of our Company, (ii) a sale of all or substantially all of our assets, and (iii) amendments to our articles of incorporation and bylaws. This concentration of voting power and control could have a significant effect in making significant decisions. These individuals also have significant control over our business, policies and affairs as officers and directors of our Company. Decisions can be made directly in accordance with US law.

4.4 公司的多数股东控制权

公司的大股东将控制我们的公司，包括需要股东批准的事项的结果。我们的高级职员和董事将有能力共同行动，控制我们董事的选举和需要股东同意的公司行为的结果，如：（i）我们公司的合并、股份分割或出售，（ii）出售我们的全部或大部分资产，以及（iii）修订我们的公司章程和章程。这种投票权和控制权的集中可能会对公司的决策有重大影响。这些人士还作为我们公司的高级职员和董事对我们的业务、政策和事务拥有重大控制权,可以根据美国法律直接做出相关决定。

5. Governing Law; Jurisdiction; Waiver of Jury Trial

5. 适用法律;管辖权;放弃由陪审团审理的权利

This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, USA, without regard to the conflicts of laws principals thereof. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of Nevada or in the federal courts located in Clark County, in the State of Nevada. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTIONS CONTEMPLATED HEREBY.

本协议受美国内华达州法律管辖和约束，不考虑其法律原则的冲突。任何一方就本协议所述交易对另一方提起的任何诉讼，仅应在内华达州的州法院或位于内华达州克拉克县的联邦法院提起。本协议各方在此不可撤销地放弃对本协议项下提起的任何诉讼的管辖权和地点的任何异议，并不得基于无管辖权或地点或基于不方便的论坛主张任何抗辩。每一方在此不可撤销地放弃个人服务的流程和同意过程在任何诉讼、行动或进行与本协议有关的邮件副本通过注册或认证邮件或隔夜交货(交货证据)通知地址实际上的一方根据本协议并同意这样的服务构成的好和足够的服务流程和注意。本协议中任何内容均不应被视为以任何方式限制以法律允许的任何其他方式送达程序的任何权利。各方在此不可撤销地放弃其可能拥有的任何权利，并同意不要求陪审团审理本协议项下、与本协议或本协议中所述任何交易有关或产生的任何争议。

6. Assignment; Entire Agreement; Amendment

6. 转让; 整个协议;修订

6.1 Assignment. Neither this Agreement nor any rights hereunder may be assigned by any party to any other person other than by Subscriber to a person agreeing to be bound by the terms hereof.

6.1 转让。

任何一方均不得将本协议或本协议项下的任何权利转让给除认购方以外的任何同意受本协议条款约束的人。

6.2 Entire Agreement. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

6.2 完整协议。

本协议规定了双方就本协议标的达成的完整协议和谅解，并合并并取代双方之前所有的任何性质的讨论、协议和谅解。

6.3 Amendment.  Except as expressly provided in this Agreement, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge, or termination is sought.

6.3 修订。除非本协议中明确规定，无论本协议或任何条款，本协议不可能被修改、放弃、解除或者终止于其他由当事人签署书面文件对谁执行任何该等修订，豁免或终止寻求。

6.4 Binding Upon Successors. This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns.

6.4 对继承人的约束。本协议将在约束并维护合同双方的利益和各自的继承人，法定代表，继承人和受让人。

7. Notices; Indemnity

7. 注意事项; 赔款

7.1 Notices. Unless otherwise provided herein, all notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, e-mail or facsimile, addressed as set forth on the signature pages hereto or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by e-mail or facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.

7.1 注意事项。

除非本协议另有规定，本协议项下要求或允许的所有通知、要求、请求、同意、批准和其他通信均应采用书面形式，并且，除非本协议另有规定，应(i)亲自送达，(ii)邮寄、挂号或认证，要求回执，预付邮资，(iii)通过信誉良好的航空快递服务交付，并预付费用，或(iv)通过专人递送、电报、电子邮件或传真传递。地址为本协议签字页上的地址，或该方最近应通过书面通知指定的其他地址。本协议项下要求或允许发出的任何通知或其他通信应被视为有效(a)通过专人递送或通过电子邮件或传真递送，并由发送传真的传真机在下述指定的地址或号码上作出准确确认(如果是在收到该通知的正常营业时间内的工作日送达);或交付后的第一个工作日(如果不是在正常营业时间内收到该通知的工作日)或(b)通过快递服务邮寄之日起的第二个工作日，足额预付，寄至该地址，或实际收到该邮件之日，以先发生者为准。

7.2 Indemnification.  The Subscriber shall indemnify and hold the Company and its officers, directors, employees, agents and affiliates harmless from and against any loss, cost or damages (including reasonable attorney’s fees and expenses) incurred as a result of the Subscriber’s breach of any representation, warranty, covenant or agreement in this Agreement.

7.2 赔偿。认购人应赔偿并持有本公司及其管理人员、董事、雇员、代理人和关联公司，免受任何损失、费用和损害（包括合理的律师费用及开支），因对认购人的违反本协议任何声明、保证、契约或协议。

8. Counterparts

8. （契约）副本

This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.  Such counterparts may be delivered by facsimile or other electronic transmission, which shall not impair the validity thereof.

本协议可有多个副本执行，每个应是强制执行当事人实际执行这样的副本被执行，所有这一切共同构成一本文书。这样的副本可以通过传真或其他电子传输，这不会损害交付效力。

9. Survival; Severability

9. 有效性,可分割性

9.1 Survival. The representations, warranties, covenants and agreements of the parties hereto shall survive the date hereof and the issuance of the Subscriber’s Shares.

9.1 续存

本协议各方的声明、保证、承诺和协议在本协议生效之日和认购人股份发行之后仍然有效。

9.2 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

9.2 可分割性。如果本协议的任何条款成为或由有管辖权的法院宣布为非法，不可执行或无效的情况下，本协议应具有十足效力及作用，而不该规定继续进行；但如果它有实质的改变本协议任何一方的经济利益没有这样的分割应是有效的。

10. Titles and Subtitles

10. 标题和副标题

The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

本协议中使用的标题和副标题仅用于方便，并且不以构建和解释本协议予以考虑。

[Signature page follows]

以下是签字页

SIGNATURE PAGE

签字页

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year this subscription has been accepted by the Company as set forth below.

兹证明，本协议双方已签署本协议，自本认购书被本公司接受之日起生效，日期如下。

Number of Shares
Subscribed For: 认购数量	Print Name of Subscriber 认购人打印名
2,380,000 _______________
Purchase Price: US$___1.2___ per share
购买价格：[每股 $1.2 ]	By:
(Signature of Subscriber or Authorized Signatory)（认购人签署或授权签署）

Address:
地址

Telephone:
电话
Fax:
传真
Email:
邮箱

Identification Number 身份证号码

If the Subscriber’s Shares will be held as joint tenants, tenants in common, or community property, please complete the following:如果认购人的股票将联权共有、分权共有或夫妻共同财产持有，请完成以下步骤：

Print name of spouse or other co-subscriber
配偶或其他共同用户的打印名

Signature of spouse or other co-subscriber
配偶或其他共同用户的签字

Print manner in which Subscriber’s Shares will be held 认购人股票持有方式

Identification Number 身份证 号码

ACCEPTANCE OF SUBSCRIPTION

接受认购

_____________________________

Name of Subscriber

认购人姓名

ACCEPTED BY: 股票出售方

DATASEA INC.

By:
Name:姓名
Title:职位

Date:

Accepted for   _2,380,000__ Shares

接受认购 2,380,000 股票

Address for notices:联系地址

20th Floor, Tower B, Guorui Plaza,

1 Ronghua South Road, Technological Development Zone,Beijing, P.R. China, 100176,

中国北京经开区荣华南路1号国锐广场B座20层 邮编100176

Email: liuzhixin@shuhaixinxi.com

邮箱：

Exhibit A

附件A

RISK FACTORS

风险因素

An investment in our common stock is highly speculative and involves a high degree of risk. You should carefully consider the following risk factors in evaluating our business before purchasing our securities. No purchase of our securities should be made by any person who is not in a position to lose the entire amount of his or her investment. The order of the following risk factors is presented arbitrarily. You should not conclude the significance of a risk factor because of the order of presentation. Our business and operations could be seriously harmed as a result of any of these risks.

投资我们的普通股具有高度的投机性，风险也很高。在购买我们的证券之前，您应该仔细考虑以下风险因素来评估我们的业务。任何人士如不想损失其全部投资，都不应购买我们的证券。以下风险因素的顺序是任意列出的。不应该因为陈述的顺序而评估风险的高低。任何这些风险都可能严重损害我们的业务和运营。

Risks Relating to Our Business and Industry

我们的业务和行业相关的风险

We have a limited operating history as a provider of intelligent and digital technology products and solutions. Our limited operating history may not provide an adequate basis to judge our future prospects and results of operations.

We have a limited operating history. The operating entity, Shuhai Beijing, was formed in February 2015 and has yet to generate material revenues and it may not generate material revenue or any profit for the foreseeable future. We are still in the process of developing, marketing and expansion of our business. We expect that our products and solutions in three converging and innovative industries: 5G messaging, acoustic intelligence and smart city will be our core business in the future. We have limited experience and operating history in developing and marketing our products and services. In addition, the market for our products and services is highly competitive. If we fail to successfully develop and offer our products and services in an increasingly competitive market, we may not be able to capture the potential growth opportunities associated with our products and services or recover our development and marketing costs, and our future results of operations and growth strategies could be adversely affected. Our limited history may not provide a meaningful basis for investors to evaluate our business, financial performance and prospects.

作为数字及智能技术产品和解决方案提供商，我们的运营历史有限。我们有限的经营历史可能无法为判断我们未来的经营前景和结果提供充分的依据。

我们仍在发展、营销和扩大业务。我们希望并已经将5G信息、声学智能、智慧城市三大产业产品和解决方案成为我们未来的核心业务。我们在开发和营销我们的产品和服务方面的经验和经营历史有限。此外，我们的产品和服务市场竞争激烈。如果我们未能在竞争日益激烈的市场中成功开发和提供我们的产品和服务，我们可能无法抓住与我们的产品或服务相关的潜在增长机会，也无法收回我们的开发和营销成本，我们未来的经营成果和增长战略可能会受到不利影响。我们有限的历史可能无法为投资者评估我们的业务、财务业绩和前景提供有意义的基础。

Supply chain issues that increase our costs or cause a delay in our ability to fulfill orders, could have an adverse impact on our business and operating results, and our failure to estimate customer demand properly may result in excess or obsolete component supply, which could adversely affect our gross margins.

供应链问题会增加我们的成本或导致我们履行订单的能力延迟，可能会对我们的业务和经营成果产生不利影响，而我们未能正确估计客户需求可能会导致零部件供应过剩或过时，从而对我们的毛利率产生不利影响。

Currently, we do not own or operate our manufacturing facilities, but rely on third-party contractors to manufacture our products, and expect that we will continue to rely on existing and new contractual manufacturers for the foreseeable future. The following reliance issues could have an adverse impact on the supply of our products and on our business and operating results:

 目前，我们不拥有或经营我们的制造设施，而是依赖第三方承包商来制造我们的产品，并预计在可预见的未来，我们将继续依赖现有和新的合同制造商。以下依赖问题可能会对我们的产品供应以及我们的业务和经营成果产生不利影响：

●	Any financial problems of our contract manufacturers or component suppliers could limit supply or increase costs;

●	Reservation of manufacturing capacity at our contract manufacturers by other companies, inside or outside of our industry, could limit supply or increase costs; and

●	Industry consolidation occurring within one or more component supplier markets could limit supply or increase costs.

●	我们的合同制造商或部件供应商的任何财务问题都可能限制供应或增加成本；

●	我们行业内外的其他公司在我们的合同制造商处保留制造能力，可能会限制供应或增加成本；和

●	一个或多个零部件供应商市场内发生的行业整合可能会限制供应或增加成本。

In addition, the following supply chain-related issues could adversely affect our customer relationships, operating results and financial condition:

此外，以下供应链相关问题可能会对我们的客户关系、经营成果和财务状况产生不利影响：

●	a reduction or interruption in supply of one or more components;

●	a significant increase in the price of one or more components；

●	a failure to adequately authorize procurement of inventory by our contract manufacturers; and

●	a failure to appropriately cancel, reschedule or adjust our requirements based on our business needs.

●	一个或多个部件的供应减少或中断；

●	一个或多个组件的价格显著上涨

●	未能充分授权我们的合同制造商采购库存；和

●	未能根据我们的业务需求适当取消、重新安排或调整我们的要求。

Over the long term, we intend to invest in R&D, sales, service and marketing activities, and these investments may achieve delayed, or lower than expected, benefits which could harm our operating results.

从长远来看，我们打算投资于研发、销售、服务和营销活动，这些投资可能会延迟或低于预期，从而损害我们的经营成果。

While we intend to focus on managing our costs and expenses, over the long term, we also intend to invest in personnel and other resources related to our engineering, sales, service and marketing functions as we realign and dedicate resources to key growth areas, such as smart security products and services. We are likely to recognize the costs and expenses associated with these investments earlier than some of the anticipated benefits, and the return on these investments may be lower, or may develop more slowly, than we expect. If we do not achieve the benefits anticipated from these investments, or if the achievement of these benefits is delayed, our operating results may be adversely affected.

  虽然我们打算专注于管理我们的成本和开支，但从长远来看，我们还打算投资于与我们的工程、销售、服务和营销职能相关的人员和其他资源，因为我们将资源重新调整并投入到关键增长领域，如智能安全产品和服务。我们可能会比一些预期收益更早地确认与这些投资相关的成本和费用，并且这些投资的回报可能比我们预期的更低，或者可能发展得更慢。如果我们没有实现这些投资的预期收益，或者这些收益的实现被推迟，我们的经营成果可能会受到不利影响。

Because of the rapid introduction of new products and changing customer requirements related, we believe that we could receive a high degree of publicity and visibility. Because intelligent and digital technology products and solutions are our major products and resources, our business, operating results and financial condition may be materially adversely affected, regardless of whether or not these problems are due to the performance of our own products or services. Such an event could also result in a material adverse effect on the market price of our common stock independent of direct effects on our business.

由于新产品的快速推出和客户相关要求的不断变化，我们相信我们可以得到高度的宣传和可见性。由于数字及智能技术产品和解决方案是我们的主要产品和资源，我们的业务、经营成果和财务状况可能会受到重大不利影响，无论这些问题是否是由于我们自己的产品或服务的性能造成的。此类事件也可能对我们普通股的市场价格产生重大不利影响，而不直接影响我们的业务。

Product quality problems could lead to reduced revenue, gross margins, and net income.

The intelligent and digital technology products and solutions we provide is highly complex as the products incorporate both hardware and software technologies. Neither we nor our contract manufacturers have developed a sophisticated product testing program due to the limit of available technologies. There can be no assurance that the pre-shipment testing programs we develop in the future will be adequate to detect all defects, including defects in individual products or defects affecting numerous shipments. Such potential defects might interfere with customer satisfaction, reduce sales opportunities or affect gross margins. As an example, software typically contains bugs that can unexpectedly interfere with expected operations. From time to time, we will have to replace certain components and provide remediation in response to the discovery of defects or bugs in our products. There can be no assurance that such remediation, depending on the product involved, would not have a material adverse impact on our business. An inability to cure a product defect could result in the failure of a product line, temporary or permanent withdrawal from a product or market, damage to our reputation, additional inventory costs, or product reengineering expenses, any of which could have a material adverse impact on our revenue, margins and net income.

 产品质量问题可能导致收入、毛利率和净收入下降。

我们提供的数字及智能技术产品和解决方案非常复杂，因为产品包含硬件和软件技术。由于现有技术的限制，我们和我们的合同制造商都没有制定复杂的产品测试计划。无法保证我们未来开发的装运前测试程序足以检测所有缺陷，包括单个产品的缺陷或影响大量装运的缺陷。此类潜在缺陷可能会干扰客户满意度、减少销售机会或影响毛利率。例如，软件通常包含可能意外干扰预期操作的错误。我们将不时更换某些组件，并在发现产品中的缺陷或错误时提供补救措施。根据所涉及的产品，无法保证此类补救措施不会对我们的业务产生重大不利影响。无法修复产品缺陷可能导致产品线故障、暂时或永久退出产品或市场、损害我们的声誉、额外的库存成本或产品重组费用，任何这些都可能对我们的收入、利润率和净收入产生重大不利影响。

We will likely have to incur indebtedness or issue new equity securities to fund future growth. If we are not able to obtain additional capital, our ability to operate or expand our business may be impaired and our results of operations could be adversely affected.

Our business requires significant levels of capital to finance the research and development of new products and service platforms that meet the constantly evolving industry standards and consumer demands. As such, we expect that we will need additional capital to fund our future growth. For the time being, we are primarily depending on contribution from shareholders, equity financing and cash income. If cash from such sources is insufficient or unavailable, or if cash is used for unanticipated needs, we may require additional capital sooner than anticipated. Our ability to obtain additional capital on acceptable terms or at all is subject to a variety of uncertainties, including:

我们可能不得不负债或发行新的股票来为未来的增长提供资金。如果我们无法获得额外资本，我们经营或扩大业务的能力可能会受损，我们的经营成果可能会受到不利影响。

我们的业务需要大量资金来资助新产品和服务平台的研发，以满足不断发展的行业标准和消费者需求。因此，我们预计我们将需要额外的资本来为我们未来的增长提供资金。目前，我们主要依靠股东的贡献、股权融资和现金收入。如果来自这些来源的现金不足或无法获得，或者现金用于意外需求，我们可能会比预期更早地要求额外资本。我们以可接受的条件或根本无法获得额外资本的能力受到各种不确定性的影响，包括：

●	investors’ perceptions of, and demand for, companies operating in China;

●	conditions of the U.S. and other capital markets in which we may seek to raise funds;

●	our future results of operations, financial condition and cash flows

●	governmental regulation of foreign investment in China;

●	economic, political and other conditions in the United States, China and other countries; and

●	governmental policies relating to foreign currency borrowings.

●	投资者对在华经营的公司的看法和需求；

●	我们可能寻求筹集资金的美国和其他资本市场的条件；

●	我们未来的经营成果、财务状况和现金流

●	中国政府对外商投资的监管；

●	美国、中国和其他国家的经济、政治和其他情况；和

●	与外币借款有关的政府政策。

The sale of additional equity securities would result in dilution of our existing shareholders. In addition, the incurrence of indebtedness would result in increased debt service obligations and could result in operating and financial covenants that would restrict our operations. It is highly uncertain whether financing will be available in amounts or on terms acceptable to us, if at all. If we are not able to obtain additional capital, our ability to operate or expand our business may be impaired and our results of operations could be adversely affected.

出售额外股本证券将导致我们现有股东的稀释。此外，债务的发生将导致偿债义务的增加，并可能导致限制我们运营的运营和财务契约。融资的金额或条款是否能为我们所接受（如果有的话），这是非常不确定的。如果我们无法获得额外资本，我们经营或扩大业务的能力可能会受损，我们的经营成果可能会受到不利影响。

Our success is dependent on retaining key personnel who would be difficult to replace.

Our success depends largely on the continued services of our key management and technical staff. In particular, our success depends on the continued efforts of Ms. Zhixin Liu, our Chairman of the Board of Directors, Chief Executive Officer, President and Corporate Secretary, and Mr. Fu Liu, one of our directors and Ms. Liu’s father. Ms. Liu and Mr. Liu have been instrumental in developing our business model and are crucial to our business development. There can be no assurance that they will continue in their present capacities for any particular period of time. The loss of the services of Ms. Liu and/or Mr. Liu could materially and adversely affect our business development.

我们的成功取决于能否留住那些难以取代的关键人员。

我们的成功很大程度上取决于我们的主要管理和技术人员的持续服务。特别是，我们的成功取决于我们的董事会主席、首席执行官、总裁兼公司秘书刘志新女士以及我们的董事之一、刘女士的父亲刘先生的持续努力。刘女士和刘先生在发展我们的商业模式方面发挥了重要作用，对我们的业务发展至关重要。不能保证他们将在任何特定时期内继续以目前的身份工作。刘女士和/或刘先生的服务损失可能对我们的业务发展产生重大不利影响。

The various industries we are in are characterized by constant and rapid technological change and evolving standards. If we fail to anticipate and adapt to these changes and evolutions, our sales, gross margins and profitability will be adversely affected.

Technologies change rapidly in the intelligent and digital technology products and solutions industries with frequent new products and service developments and evolving industry standards. Companies operating within these industries are continuously developing new products and services with heightened performance and functionality, putting pricing pressure on existing products. Accordingly, we believe that our future success will depend on our ability to continue to anticipate technological changes and to offer additional product and service opportunities that meet evolving standards on a timely and cost-effective basis. Our failure to accurately anticipate the introduction of new technologies or adapt to fluctuations in the industry could lead to our having significant amounts of obsolete inventory that can only be sold at substantially lower prices and profit margins than anticipated. In addition, if we are unable to develop planned new technologies, we may be unable to compete effectively due to our failure to offer products or services most demanded by the marketplace. Products and services that our competitors develop or introduce may also render our products and services noncompetitive or obsolete. If any of these failures occur, our business and results of operations would be adversely affected.

我们所处的各个行业的特点是不断快速的技术变革和不断发展的标准。如果我们不能预测和适应这些变化和演变，我们的销售额、毛利率和盈利能力将受到不利影响。

数字及智能技术产品和解决方案行业的技术变化迅速，新产品和服务开发频繁，行业标准不断发展。在这些行业内运营的公司正在不断开发具有更高性能和功能的新产品和服务，这给现有产品带来了定价压力。因此，我们相信，我们未来的成功将取决于我们是否有能力继续预测技术变革，并及时、经济高效地提供符合不断发展的标准的额外产品和服务机会。我们未能准确预测新技术的引入或适应行业的波动，可能导致我们有大量过时的库存，这些库存只能以比预期低得多的价格和利润率出售。此外，如果我们无法开发计划中的新技术，我们可能无法有效竞争，因为我们无法提供市场最需要的产品或服务。我们的竞争对手开发或引进的产品和服务也可能使我们的产品和产品失去竞争力或过时。如果发生任何此类故障，我们的业务和经营成果将受到不利影响。

We depend on contract manufacturers, and our production and products could be harmed if they are unable to meet our volume and quality requirements and alternative sources are not available.

We rely on third party contract manufacturers to provide manufacturing services for our products. If these services become unavailable, we would be required to identify and enter into new agreements with other contract manufacturer or take the manufacturing in-house. The loss of our contract manufacturers could significantly disrupt production as well as increase the cost of production. These changes could have a material adverse effect on our business and results of operations.

我们依赖合同制造商，如果他们无法满足我们的数量和质量要求，并且没有替代来源，我们的生产和产品可能会受到损害。

我们依靠第三方合同制造商为我们的产品提供制造服务。如果无法获得这些服务，我们将被要求确定并与其他合同制造商签订新的协议，或在内部进行生产。失去我们的合同制造商可能会严重扰乱生产，并增加生产成本。这些变化可能会对我们的业务和经营成果产生重大不利影响。

We have seen a substantial improvement and progress in our internal control over financial reporting. If no improvement measures are taken, or if we experience additional material weaknesses in the future or otherwise fail to maintain an effective system of internal controls in the future, we may not be able to accurately or timely report our financial condition or results of operations, which may adversely affect investor confidence in us and, as a result, the value of our common stock.

Our management has assessed the effectiveness of our internal control over financial reporting with an assessment report as of June 30, 2020, and plans to shorten the cycle and increase the frequency concerning the testing cycle for the effectiveness of internal control measures. The annual risk control assessment reporting system will be improved to a quarterly risk control assessment system

Our efforts in the building of internal control system is not limited to the formulation and implementation of financial management and control measures, but focuses on the combination of comprehensive and targeted control to build up an internal control system that best fits us. According to the management system imperfections concerning job responsibilities, departmental processes and so on that are identified through self-examination, the Company, by highlighting six elements of “internal environment, risk assessment, control activities, information and communication, and internal supervision” and seven control measures of separate control of incompatible functions, authorization and approval control, accounting system control, property protection control, budget control, operation analysis control and performance appraisal control”, is gradually establishing and improving an internal control system featuring organizational structure, development strategy, human resources, social responsibility, corporate culture, financial activities, procurement business sales business, research and development, financial reports, comprehensive budget, contract management, internal information transfer and information system and other contents, and it is formulating the internal control system applicable to the whole company and organizing related implementation in accordance with relevant laws and regulations and supporting measures..

By the end of the fiscal year ended June 30, 2022, we have established a Risk Control Department led by the internal control director and a team of legal counsels to ensure the Company’s compliance with relevant regulations and risk management requirements; we also formulated new policies or integrate a series of internal control policies, including but not limited to the process from procurement to payment, the process from payment to the sales, cash management, cost management, budget process, accounts receivable policy, policy to prevent and detect fraud、assets and inventory management, internal audit policy and cost accounting, etc., we set up bookkeeping under USGAAP and we provided training for our employees, such as the Finance Department, Marketing Department, and senior executives; we set the International Affair Department to strengthen our compliance and financing management on the international capital market; and we also employed a new legal counsel in China to enhance the Company’s operational compliance on the Chinese market.

我们看到我们在财务报告内部控制方面有了实质性的改进和进展。如果不采取改进措施，或者如果我们在未来遇到额外的重大弱点，或者在未来未能保持有效的内部控制系统，我们可能无法准确或及时地报告我们的财务状况或经营成果，这可能会对投资者对我们的信心产生不利影响，从而影响我们普通股的价值。

截至2022年6月30日，我们的管理层已通过评估报告对财务报告内部控制的有效性进行了评估，并计划缩短周期，增加内部控制措施有效性测试周期的频率。将年度风险控制评估报告制度改进为季度风险控制评估制度

我们在内部控制体系建设方面的努力并不局限于财务管理和控制措施的制定和实施，而是注重综合控制和目标控制相结合，建立最适合我们的内部控制体系，通过自查确定的部门流程等，公司通过突出“内部环境、风险评估、控制活动、信息沟通、内部监督”六大要素和不兼容职能单独控制、授权审批控制、会计制度控制、，财产保护控制、预算控制、运营分析控制和绩效考核控制”，正在逐步建立和完善以组织结构、发展战略、人力资源、社会责任、企业文化、财务活动、采购业务、销售业务、研发、财务报告、，全面预算、合同管理、内部信息传递和信息系统等内容，并正在根据相关法律法规和配套措施制定适用于整个公司的内部控制制度并组织实施。。

截至2022年6月30日财年末，我们已成立由内部控制总监领导的风险控制部和法律顾问团队，以确保公司遵守相关法规和风险管理要求；我们还制定了新的政策或整合了一系列内部控制政策，包括但不限于从采购到付款的过程、从付款到销售的过程、现金管理、成本管理、预算过程、应收账款政策、防止和发现欺诈的政策、资产和库存管理、内部审计政策和成本会计等。，我们在USGAAP下建立了簿记，并为我们的员工提供培训，如财务部、营销部和高级管理人员；我们设立了国际事务部，以加强我们对国际资本市场的合规和融资管理；我们还在中国聘请了一名新的法律顾问，以提高公司在中国市场的运营合规性。

Our compliance with complicated U.S. regulations concerning corporate governance and public disclosure will result in additional expenses. Moreover, our ability to comply with all applicable laws, rules and regulations is uncertain given our management’s relative inexperience with operating U.S. public companies.

As a public company, we are facing with expensive, complicated and evolving disclosure, governance and compliance laws, regulations and standards relating to corporate governance and public disclosure, including the Sarbanes-Oxley Act and the Dodd–Frank Wall Street Reform and Consumer Protection Act. New or changing laws, regulations and standards are subject to varying interpretations in many cases due to their lack of specificity, and, as a result, their application in practice may evolve over time as new guidance is provided by regulatory and governing bodies, which could result in continuing uncertainty regarding compliance matters and higher costs necessitated by ongoing revisions to disclosure and governance practices. As a result, our efforts to comply with evolving laws, regulations and standards of a U.S. public company are likely to continue to result in increased general and administrative expenses and a diversion of management time and attention from revenue-generating activities to compliance activities.

我们遵守有关公司治理和公开披露的复杂美国法规将导致额外费用。此外，鉴于我们的管理层在运营美国上市公司方面相对缺乏经验，我们遵守所有适用法律、法规和条例的能力也不确定。

作为一家上市公司，我们面临着与公司治理和公开披露相关的昂贵、复杂和不断发展的披露、治理和合规法律、法规和标准，包括《萨班斯-奥克斯利法案》和《多德-弗兰克华尔街改革与消费者保护法案》。新的或不断变化的法律、法规和标准在许多情况下由于缺乏具体性而受到不同的解释，因此，随着监管机构和理事机构提供新的指导，它们在实践中的应用可能会随着时间的推移而演变，这可能导致合规事项的持续不确定性，以及不断修订披露和治理实践所需的更高成本。因此，我们为遵守美国上市公司不断变化的法律、法规和标准所做的努力可能会继续导致一般和管理费用的增加，以及管理时间和注意力从创收活动转移到合规活动上。

Risks Relating to Our Corporate Structure

与公司架构有关的风险

Our corporate structure, in particular, our Variable Interest Entities (or VIE), and their Agreements (or VIE Agreements), are subject to significant risks, as set forth in the following risk factors.

我们的公司架构，特别是我们的可变利益实体(或VIE)及其协议(或VIE协议)，受到以下风险因素的重大影响。

If the PRC government deems that the VIE Agreements do not comply with PRC regulatory restrictions on foreign investment in the relevant industries or other laws or regulations of the PRC, or if these regulations or the interpretation of existing regulations change in the future, we could be subject to severe penalties or be forced to relinquish our interests in those operations, which may therefore materially reduce the value of our ordinary shares.

 如果中国政府认为可变利益实体协议不符合中国对外国投资相关行业的监管限制或中国的其他法律或法规，或者如果这些法规或对现有法规的解释在未来发生变化，我们可能会受到严厉处罚或被迫放弃我们在这些业务中的权益，因此，这可能会大幅降低我们普通股的价值。

We are a holding company incorporated in Nevada. As a holding company with no material operations of our own, we conduct a substantial majority of our operations through the operating entities established in the People’s Republic of China, or the PRC, primarily the variable interest entity (the “VIE”). Due to PRC legal restrictions on foreign ownership in any internet-related businesses we may explore and operate, we do not have any equity ownership of the VIE, instead we control and receive the economic benefits of the VIE’s business operations through certain contractual arrangements. Our common stock that currently listed on the Nasdaq Capital Markets are shares of the Nevada holding company that maintains service agreements with the associated operating companies. The Chinese regulatory authorities could disallow our structure, which could result in a material change in our operations and the value of our securities could decline or become worthless.

我们是一家在内华达州注册成立的控股公司。作为一家控股公司，我们没有自己的实质性业务，我们通过在中华人民共和国或中国成立的经营实体（主要是可变利益实体（“VIE”））开展大部分业务。由于中国法律对我们可能探索和经营的任何互联网相关业务的外国所有权的限制，我们对VIE没有任何股权所有权，相反，我们通过某些合同安排控制并获得VIE业务运营的经济利益。我们目前在纳斯达克资本市场上市的普通股是内华达控股公司的股票，该公司与相关运营公司签订了服务协议。中国监管机构可能会禁止我们的结构，这可能会导致我们的运营发生重大变化，我们的证券价值可能会下降或变得毫无价值。

We believe that our corporate structure and contractual arrangements comply with the current applicable PRC laws and regulations. We also believe that each of the contracts among the wholly-owned PRC subsidiary, the consolidated VIE and its shareholders is valid, binding and enforceable in accordance with its terms. However, there are substantial uncertainties regarding the interpretation and application of current and future PRC laws and regulations. Thus, the PRC governmental authorities may take a view contrary to the opinion of our PRC legal counsel. It is uncertain whether any new PRC laws or regulations relating to variable interest entity structure will be adopted or if adopted, what they would provide. PRC laws and regulations governing the validity of these contractual arrangements are uncertain and the relevant government authorities have broad discretion in interpreting these laws and regulations.

我们相信，我们的公司结构和合同安排符合现行适用的中国法律法规。我们还认为，中国全资子公司、合并可变利益实体及其股东之间的每份合同根据其条款是有效的、有约束力的和可执行的。然而，当前和未来中华人民共和国法律法规的解释和适用存在很大的不确定性。因此，中国政府当局可能会采取与我们的中国法律顾问意见相反的观点。不确定是否会通过任何与可变利益实体结构有关的新的中国法律或法规，或者如果通过，它们将提供什么。管理这些合同安排有效性的中国法律法规不确定，相关政府当局在解释这些法律法规时有广泛的自由裁量权。

If these regulations change or are interpreted differently in the future and our corporate structure and contractual arrangements are deemed by the relevant regulators that have competent authority, to be illegal, either in whole or in part, we may lose control of the consolidated VIE, which conducts our manufacturing operations, holds significant assets and accounts for significant revenue, and have to modify such structure to comply with regulatory requirements. However, there can be no assurance that we can achieve this without material disruption to our business. Further, if our corporate structure and contractual arrangements are found to be in violation of any existing or future PRC laws or regulations, the relevant regulatory authorities would have broad discretion in dealing with such violations, including:

 如果这些规定在未来发生变化或有不同的解释，并且我们的公司结构和合同安排被拥有主管当局的相关监管机构视为全部或部分非法，我们可能会失去对合并可变利益实体的控制，该实体从事我们的制造业务、持有重要资产并占重要收入，并且必须修改这样的结构以符合监管要求。然而，无法保证我们能够在不对我们的业务造成实质性干扰的情况下实现这一目标。此外，如果我们的公司结构和合同安排被发现违反了任何现有或未来的中国法律或法规，相关监管机构在处理此类违规行为时将拥有广泛的自由裁量权，包括：

●	revoking our business and operating licenses;

●	levying fines on us;

●	confiscating any of our income that they deem to be obtained through illegal operations;

●	shutting down our services;

●	discontinuing or restricting our operations in China;

●	imposing conditions or requirements with which we may not be able to comply;

●	requiring us to change our corporate structure and contractual arrangements;

●	restricting or prohibiting our use of the proceeds from overseas offering to finance the consolidated VIE’s business and operations; and

●	taking other regulatory or enforcement actions that could be harmful to our business.

●	吊销我们的营业执照和经营执照；

●	对我们征收罚款；

●	没收他们认为通过非法经营获得的我们的任何收入；

●	关闭我们的服务；

●	终止或限制我们在中国的业务；

●	强我们可能无法遵守的条件或要求；

●	要求我们改变公司结构和合同安排；

●	限制或禁止我们使用海外发行收益为合并可变利益实体的业务和运营提供资金；

●	采取其他可能对我们的业务有害的监管或执法行动。

Furthermore, new PRC laws, rules and regulations may be introduced to impose additional requirements that may be applicable to our corporate structure and contractual arrangements. Occurrence of any of these events could materially and adversely affect our business, financial condition and results of operations and the market price of our common stock. In addition, if the imposition of any of these penalties or requirement to restructure our corporate structure causes us to lose the rights to direct the activities of the consolidated VIE or our right to receive their economic benefits, we would no longer be able to consolidate the financial results of such VIE in our consolidated financial statements, which may cause the value of our securities to significantly decline or even become worthless.

 此外，可能会引入新的中国法律、法规和条例，以施加可能适用于我们的公司结构和合同安排的额外要求。任何此类事件的发生都可能对我们的业务、财务状况和经营成果以及我们普通股的市场价格产生重大不利影响。此外，如果实施这些处罚或重组公司结构的要求导致我们失去指导合并可变利益实体活动的权利或获得其经济利益的权利，我们将无法再在合并财务报表中合并此类可变利益实体的财务结果，这可能导致我们的证券价值大幅下跌，甚至变得毫无价值。

We depend upon the VIE Agreements in conducting our business in the PRC, which may not be as effective as equity ownership.

We rely on contractual arrangements with the consolidated VIE and its shareholders, Zhixin Liu, Chairman of the Board, CEO and President of DataSea and Corporate Secretary, and Fu Liu, a Director of DataSea (Fu Liu is the father of Zhixin Liu), to operate our business. The affiliation with Shuhai Beijing is managed through the VIE Agreements, which agreements may not be as effective in providing us with control over Shuhai Beijing as equity ownership. These contractual arrangements may not be as effective as equity ownership in providing us with control over the consolidated VIE. If the consolidated VIE or its shareholders fail to perform their respective obligations under these contractual arrangements, our recourse to the assets held by the consolidated VIE is indirect and we may have to incur substantial costs and expend significant resources to enforce such arrangements in reliance on legal remedies under PRC law. These remedies may not always be effective, particularly in light of uncertainties in the PRC legal system. Furthermore, in connection with litigation, arbitration or other judicial or dispute resolution proceedings, assets under the name of any of record holder of equity interest in the consolidated VIE, including such equity interest, may be put under court custody. As a consequence, we cannot be certain that the equity interest will be disposed pursuant to the contractual arrangement or ownership by the record holder of the equity interest.

我们在中国开展业务时依赖VIE协议，该协议可能不如股权有效。

我们依靠与合并VIE及其股东，DataSea董事会主席、首席执行官兼总裁兼公司秘书刘志新，以及DataSea的董事刘（刘是刘志新的父亲）的合同安排来经营我们的业务。与数海北京的附属关系通过可变利益实体协议进行管理，该协议在为我们提供对数海北京控制权方面可能不如股权有效。在为我们提供对合并可变利益实体的控制方面，这些合同安排可能不如股权所有权有效。如果合并后的可变利益实体或其股东未能履行其在这些合同安排下的各自义务，我们对合并后可变利益实体持有的资产的追索权是间接的，我们可能不得不承担大量成本并花费大量资源，以依赖中国法律规定的法律补救措施来执行这些安排。这些补救措施可能并不总是有效的，特别是考虑到中华人民共和国法律制度的不确定性。此外，就诉讼、仲裁或其他司法或争议解决程序而言，合并可变利益实体中任何股权记录持有人名下的资产，包括此类股权，可能会被法院保管。因此，我们无法确定股权是否会根据合同安排或股权记录持有人的所有权进行处置。

All of these contractual arrangements are governed by PRC law and provide for the resolution of disputes through arbitration in the PRC. Accordingly, these contracts would be interpreted in accordance with PRC laws and any disputes would be resolved in accordance with PRC legal procedures. The legal environment in the PRC is not as developed as in other jurisdictions, such as the U.S. As a result, uncertainties in the PRC legal system could limit our ability to enforce these contractual arrangements. In the event that we are unable to enforce these contractual arrangements, or if we suffer significant time delays or other obstacles in the process of enforcing these contractual arrangements, it would be very difficult to exert effective control over the consolidated VIE, and our ability to conduct our business and our financial condition and results of operations may be materially and adversely affected.

所有这些合同安排均受中国法律管辖，并规定在中国通过仲裁解决争议。因此，这些合同将根据中国法律进行解释，任何争议将根据中国的法律程序解决。中国的法律环境不如美国等其他司法管辖区发达。因此，中国法律体系的不确定性可能会限制我们执行这些合同安排的能力。如果我们无法执行这些合同安排，或者如果我们在执行这些合同协议的过程中遭受重大时间延误或其他障碍，则很难对合并可变利益实体实施有效控制，我们开展业务的能力、财务状况和经营成果可能会受到重大不利影响。

We may not be able to consolidate the financial results of some of the affiliated companies or such consolidation could materially adversely affect our operating results and financial condition.

我们可能无法合并某些关联公司的财务业绩，或者此类合并可能对我们的经营业绩和财务状况产生重大不利影响。

All of our business is conducted through Shuhai Beijing, which is considered a VIE for accounting purposes, and we are considered the primary beneficiary, thus enabling us to consolidate our financial results in our consolidated financial statements. In the event that in the future a company we hold as a VIE no longer meets the definition of a VIE under applicable accounting rules, or we are deemed not to be the primary beneficiary, we would not be able to consolidate line by line that entity’s financial results in our consolidated financial statements for reporting purposes. Also, if in the future an affiliate company becomes a VIE and we become the primary beneficiary, we would be required to consolidate that entity’s financial results in our consolidated financial statements for accounting purposes. If such entity’s financial results were negative, this would have a corresponding negative impact on our operating results for reporting purposes.

我们的所有业务都是通过数海北京进行的，出于会计目的，数海北京被视为可变利益实体，我们被视为主要受益人，因此使我们能够在合并财务报表中合并我们的财务业绩。如果未来我们作为可变利益实体持有的公司不再符合适用会计规则对可变利益实体的定义，或者我们被视为不是主要受益人，我们将无法在我们的合并财务报表中逐行合并该实体的财务业绩以供报告。此外，如果未来一家附属公司成为可变利益实体，而我们成为主要受益人，我们将被要求在我们的合并财务报表中合并该实体的财务结果，以进行会计核算。如果该实体的财务业绩为负面，出于报告目的，这将对我们的经营业绩产生相应的负面影响。

Because we rely on the Operation and Intellectual Property Service Agreement with Shuhai Beijing for our revenue, the termination of this agreement Or be forcibly discharged would severely and detrimentally affect our continuing business viability under our current corporate structure.

We are a holding company and all of our business operations are conducted through the VIE Agreements. As a result, our revenues mainly rely on dividend payments from Tianjin Information after it receives payments from Shuhai Beijing pursuant to the Operation and Intellectual Property Service Agreement. Shuhai Beijing may terminate the Operation and Intellectual Property Service Agreement for any or no reason by Chinese government at all. Because neither we, nor the subsidiaries, own equity interests of Shuhai Beijing, the termination of the Operation and Intellectual Property Service Agreement would sever our ability to continue receiving payments from Shuhai Beijing under our current holding company structure. While we are currently not aware of any event or reason that may cause the Operation and Intellectual Property Service Agreement to terminate, we cannot assure you that such an event or reason will not occur in the future. In the event that the Operation and Intellectual Property Service Agreement is terminated, this would have a severe and detrimental effect on our continuing business viability under our current corporate structure, which, in turn, may affect the value of your investment.

由于我们的收入依赖于与数海北京签订的《运营和知识产权服务协议》，本协议的终止或被强制解除将严重不利地影响我们在当前公司结构下的持续业务生存能力。

我们是一家控股公司，我们的所有业务运营都是通过可变利益实体协议进行的。因此，我们的收入主要依赖于天津信息根据运营和知识产权服务协议从数海北京收到付款后的股息支付。数海北京可由中国政府以任何理由或不以任何理由终止《运营和知识产权服务协议》。由于我们或子公司均不拥有数海北京的股权，《运营和知识产权服务协议》的终止将切断我们在当前控股公司结构下继续从数海北京收取款项的能力。虽然我们目前不知道任何可能导致运营和知识产权服务协议终止的事件或原因，但我们不能向您保证此类事件或原因在未来不会发生。如果运营和知识产权服务协议终止，这将对我们当前公司结构下的持续业务生存能力产生严重不利影响，进而可能影响您的投资价值。

Contractual arrangements entered into by the subsidiary and the PRC operating affiliate may be subject to scrutiny by the PRC tax authorities. Such scrutiny may lead to additional tax liability and fines, which would hinder our ability to achieve or maintain profitability.

子公司和中国经营附属公司签订的合同安排可能会受到中国税务机关的审查。这种审查可能会导致额外的纳税义务和罚款，这将阻碍我们实现或保持盈利的能力。

Under PRC law, arrangements and transactions among related parties may be subject to audit or challenge by the PRC tax authorities. If any of the transactions entered into by the subsidiary and the PRC operating affiliate are found not to have been conducted on an arm’s-length basis or to result in an unreasonable reduction in tax under PRC law, the PRC tax authorities have the authority to disallow tax savings, adjust the profits and losses of the respective PRC entities and assess late payment interest and penalties.

根据中国法律，关联方之间的安排和交易可能会受到中国税务机关的审计或质疑。如果子公司和中国经营附属公司达成的任何交易被发现不是在公平的基础上进行的，或者根据中国法律导致税收的不合理减少，中国税务机关有权拒绝税收节省，调整各自中国实体的利润和损失，并评估逾期付款利息和罚款。

We conduct our business through Shuhai Beijing by means of VIE Agreements. If the PRC courts or administrative authorities determine that these contractual arrangements do not comply with applicable regulations, we could be subject to severe penalties and our business could be adversely affected. In addition, changes in such PRC laws and regulations may materially and adversely affect our business.

我们通过北京数海通过VIE协议开展业务。如果中国法院或行政当局认定这些合同安排不符合适用法规，我们可能会受到严厉处罚，我们的业务可能会受到不利影响。此外，中国法律法规的变更可能对我们的业务产生重大不利影响。

There are uncertainties regarding the interpretation and application of PRC laws, rules and regulations, including but not limited to the laws, rules and regulations governing the validity and enforcement of the contractual arrangements between Tianjin Information and Shuhai Beijing. We have been advised by our PRC counsel, Zhuodai, based on their understanding of the current PRC laws, rules and regulations, that (i) the structure for operating our business in China (including our corporate structure and contractual arrangements with Shuhai Beijing and its shareholders) will not result in any violation of PRC laws or regulations currently in effect; and (ii) the contractual arrangements among Tianjin Information and Shuhai Beijing and its shareholders governed by PRC law are valid, binding and enforceable, and will not result in any violation of PRC laws or regulations currently in effect. However, there are substantial uncertainties regarding the interpretation and application of current or future PRC laws and regulations concerning foreign investment in the PRC, and their application to and effect on the legality, binding effect and enforceability of the contractual arrangements. In particular, we cannot rule out the possibility that PRC regulatory authorities, courts or arbitral tribunals may in the future adopt a different or contrary interpretation or take a view that is inconsistent with the opinion of our PRC legal counsel.

 中华人民共和国法律、法规和条例的解释和适用存在不确定性，包括但不限于关于天津信息与书海北京之间合同安排的有效性和执行的法律、法规。我们的中国法律顾问卓代根据他们对中国现行法律、法规和条例的理解告知我们，（i）我们在中国的业务运营结构（包括我们与书海北京及其股东的公司结构和合同安排）不会导致任何违反中国现行法律或条例的行为；以及（ii）天津信息与书海北京及其股东之间受中国法律管辖的合同安排是有效的、有约束力的和可执行的，不会导致任何违反中国现行法律或法规的行为。然而，有关外国在中国投资的现行或未来中国法律法规的解释和适用，以及这些法律法规对合同安排的合法性、约束力和可执行性的适用和影响，存在很大的不确定性。特别是，我们不能排除中国监管机构、法院或仲裁庭未来可能会采取不同或相反的解释，或采取与我们的中国法律顾问意见不一致的观点。

If any of the PRC entities or their ownership structure or the contractual arrangements are determined to be in violation of any existing or future PRC laws, rules or regulations, or any of the PRC entities fail to obtain or maintain any of the required governmental permits or approvals, the relevant PRC regulatory authorities would have broad discretion in dealing with such violations, including:

如果任何中国实体或其所有权结构或合同安排被确定违反了任何现有或未来的中国法律、规则或法规，或者任何中国实体未能获得或保持任何所需的政府许可或批准，相关中国监管机构将在处理此类违规行为时拥有广泛的自由裁量权，包括：

●	revoking the business and operating licenses;

●	discontinuing or restricting the operations;

●	imposing conditions or requirements with which the PRC entities may not be able to comply;

●	requiring us and the PRC entities to restructure the relevant ownership structure or operations;

●	restricting or prohibiting our use of the proceeds from our 2018 offering to finance our business and operations in China; or

●	imposing fines. Confiscation of income

●	吊销营业执照和营业执照；

●	中止或限制经营；

●	强加中国实体可能无法遵守的条件或要求；

●	要求我们和中国实体重组相关的所有权结构或经营；

●	限制或禁止我们将此次发行的收益用于资助我们在中国的业务和运营；或

●	处以罚款。没收收入

The imposition of any of these penalties would severely disrupt our ability to conduct business and have a material adverse effect on our financial condition, results of operations and prospects.

Although the content about VIE structure has been deleted from the PRC Foreign Investment Law implemented since January 1, 2020, the disputes over VIE structure still exists and are left to be settled through legislative authorization. After that, the nature and attributes of VIE structure may still be brought into the supervision category of “foreign investment” in future through other specific laws, administrative regulations and normative documents formulated by the State Council. Moreover, relevant supervision will be strengthened while the pre-establishment national treatment & negative list system would not be excluded for foreign investment, which is expected to cast significant impact upon our operation and management.

任何这些处罚的实施都将严重扰乱我们的业务经营能力，并对我们的财务状况、经营成果和前景产生重大不利影响。

尽管自2020年1月1日起实施的《中华人民共和国外商投资法》中删除了关于可变利益实体结构的内容，但有关可变利益实体的争议仍然存在，有待立法授权解决。此后，VIE结构的性质和属性仍有可能在未来通过国务院制定的其他具体法律、行政法规和规范性文件纳入“外商投资”的监管范畴。此外，还将加强相关监管，同时不排除外商投资设立前的国民待遇和负面清单制度，预计这将对我们的运营和管理产生重大影响。

The shareholders of the VIE may have potential conflicts of interest with us, which may materially and adversely affect our business and financial condition.

可变利益实体的股东可能与我们存在潜在的利益冲突，这可能会对我们的业务和财务状况产生重大不利影响。

Ms. Zhixin Liu and Mr. Fu Liu are majority shareholders of DataSea and the shareholders of the VIE, Shuhai Beijing. Ms. Liu is our Chairman, Chief Executive Officer, President and Secretary, while Mr. Liu is one of our directors. They may have potential conflicts of interest with us. These shareholders may breach, or cause the VIE to breach, or refuse to renew, the existing contractual arrangements we have with them and the VIE, which would have a material and adverse effect on our ability to effectively control the VIE and receive substantially all the economic benefits from it. For example, the shareholders may be able to cause our agreements with Shuhai Beijing to be performed in a manner adverse to us by, among other things, failing to remit payments due under the contractual arrangements to us on a timely basis. We cannot assure you that when conflicts of interest arise, any or all of these shareholders will act in the best interests of our company or such conflicts will be resolved in our favor.

Currently, we do not have any arrangements to address potential conflicts of interest between these shareholders and our company. We rely on Ms. Liu and Mr. Liu to abide by the laws of the State of Nevada and China, which provide that directors owe a fiduciary duty to the Company that requires them to act in good faith and in what they believe to be the best interests of the Company and not to use their position for personal gains. If we cannot resolve any conflict of interest or dispute between us and the shareholders of Shuhai Beijing, we would have to rely on legal proceedings, which could result in disruption of our business and subject us to substantial uncertainty as to the outcome of any such legal proceedings.

刘志欣女士和刘先生是DataSea的大股东，也是可变利益实体Shuhai Beijing的股东。刘女士是我们的董事长、首席执行官、总裁兼秘书，刘先生是我们的董事之一。他们可能与我们存在潜在的利益冲突。这些股东可能违反，或导致可变利益实体违反，或拒绝续签我们与他们和可变利益实体之间的现有合同安排，这将对我们有效控制可变利益实体并从中获得实质上所有经济利益的能力产生重大不利影响。例如，股东可能会导致我们与书海北京的协议以对我们不利的方式履行，包括未能及时向我们汇回合同安排下的到期款项。我们不能向您保证，当出现利益冲突时，任何或所有这些股东都将以我们公司的最大利益为出发点，或者这些冲突将以有利于我们的方式得到解决。

目前，我们没有任何安排来解决这些股东和我们公司之间的潜在利益冲突。我们依赖刘女士和刘先生遵守内华达州和中国的法律，这些法律规定，董事对公司负有受托责任，要求他们本着诚信和他们认为符合公司最大利益的原则行事，不得利用自己的职位谋取私利。如果我们无法解决我们与书海北京股东之间的任何利益冲突或纠纷，我们将不得不依靠法律程序，这可能会导致我们的业务中断，并使我们在任何此类法律程序的结果方面面临巨大的不确定性。

If any of the affiliated entities becomes the subject of a bankruptcy or liquidation proceeding, we may lose the ability to use and enjoy assets held by such entity, which could materially and adversely affect our business, financial condition and results of operations.

We currently conduct our operations in China through contractual arrangements with the affiliated entities. As part of these arrangements, substantially all of our assets that are important to the operation of our business are held by the affiliated entities. If any of these entities goes bankrupt and all or part of their assets become subject to liens or rights of third-party creditors, we may be unable to continue some or all of our business activities, which could materially and adversely affect our business, financial condition and results of operations. If any of the affiliated entities undergoes a voluntary or involuntary liquidation proceeding, its equity owner or unrelated third-party creditors may claim rights relating to some or all of these assets, which would hinder our ability to operate our business and could materially and adversely affect our business, our ability to generate revenue and the market price of our common stock.

如果任何附属实体成为破产或清算程序的主体，我们可能会失去使用和享受该实体持有的资产的能力，这可能会对我们的业务、财务状况和经营成果产生重大不利影响。

我们目前通过与附属实体的合同安排在中国开展业务。作为这些安排的一部分，对我们业务运营至关重要的几乎所有资产都由附属实体持有。如果这些实体中的任何一个破产，并且其全部或部分资产受制于第三方债权人的留置权或权利，我们可能无法继续我们的部分或全部业务活动，这可能会对我们的业务、财务状况和经营成果产生重大不利影响。如果任何附属实体进行自愿或非自愿清算程序，其股权所有者或无关的第三方债权人可能会主张与部分或全部这些资产相关的权利，这将阻碍我们经营业务的能力，并可能对我们的业务、我们创收的能力和我们普通股的市场价格产生重大不利影响。

We are a “controlled company” within the meaning of the NASDAQ Stock Market Rules and, as a result, may rely on exemptions from certain corporate governance requirements that provide protection to shareholders of other companies.

我们是纳斯达克股票市场规则意义上的“受控公司”，因此，我们可能会依赖于为其他公司股东提供保护的某些公司治理要求的豁免。

We are a “controlled company” as defined under the NASDAQ Stock Market Rules because Mr. Liu and Ms. Liu hold more than 50% of our voting power. For so long as we remain a controlled company under that definition, we are permitted to elect to rely, and will rely, on certain exemptions from the obligation to comply with certain corporate governance requirements, including:

 我们是纳斯达克股票市场规则定义的“受控公司”，因为刘先生和刘女士持有我们50%以上的投票权。只要我们仍然是该定义下的受控公司，我们就可以选择并将依赖遵守某些公司治理要求的义务的某些豁免，包括：

●	the requirement that our director nominees must be selected or recommended solely by independent directors; and

●	the requirement that we have a corporate governance and nominating committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities.

●	要求我们的董事提名人必须由独立董事单独挑选或推荐；和

●	要求我们有一个公司治理和提名委员会，该委员会完全由独立董事组成，并有一份说明委员会宗旨和职责的书面章程。

As a result, you will not have the same protections afforded to shareholders of companies that are subject to all of the corporate governance requirements of the NASDAQ Stock Market.

 因此，对于受纳斯达克股票市场所有公司治理要求约束的公司的股东，您将无法获得同样的保护。

Risks Associated With Doing Business in China

在中国经营业务的风险

Changes in the policies of the PRC government could have a significant impact upon the business we may be able to conduct in the PRC and the profitability of our business.

中国政府政策的变化可能对我们在中国可能开展的业务和我们业务的盈利能力产生重大影响。

The PRC’s economy is in a transition from a planned economy to a market-oriented economy subject to five-year and annual plans adopted by the government that set national economic development goals. Policies of the PRC government can have significant effects on the economic conditions within the PRC. The PRC government has confirmed that economic development will follow the model of a market economy. Under this direction, we believe that the PRC will continue to strengthen its economic and trading relationships with foreign countries and business development in the PRC will follow market forces. While we believe that this trend will continue, there can be no assurance that this will be the case. A change in policies by the PRC government could adversely affect our interests by, among other factors: changes in laws, regulations or the interpretation thereof, confiscatory taxation, restrictions on currency conversion, imports or sources of supplies, or the expropriation or nationalization of private enterprises. Implementation of the negative list system. Although the PRC government has been pursuing economic reform policies for more than two decades, there is no assurance that the government will continue to pursue such policies or that such policies may not be significantly altered, especially in the event of a change in leadership, social or political disruption, or other circumstances affecting the PRC’s political, economic and social environment.

 中华人民共和国经济正从计划经济向市场经济过渡，政府通过了五年和年度计划，制定了国民经济发展目标。中国政府的政策会对中国的经济状况产生重大影响。中国政府已经确认，经济发展将遵循市场经济模式。在这个方向下，我们相信中国将继续加强与外国的经济和贸易关系，中国的商业发展将遵循市场力量。虽然我们相信这一趋势将继续下去，但不能保证情况会如此。中国政府政策的变化可能会对我们的利益产生不利影响，包括其他因素：法律、法规或其解释的变化、没收性税收、对货币兑换的限制、进口或供应来源，或私营企业的征用或国有化。实行负面清单制度。尽管中华人民共和国政府已经推行经济改革政策超过20年，但无法保证政府将继续推行这些政策，也无法保证这些政策不会发生重大变化，尤其是在领导层更迭、社会或政治混乱或其他影响中华人民共和国政治的情况下，经济和社会环境。

Substantial uncertainties and restrictions with respect to the political and economic policies of the PRC government and PRC laws and regulations could have a significant impact upon the business that we may be able to conduct in the PRC and accordingly on the results of our operations and financial condition.

中国政府的政治和经济政策以及中国法律法规方面的重大不确定性和限制可能会对我们在中国开展的业务产生重大影响，从而对我们的经营成果和财务状况产生重大影响。

Our business operations may be adversely affected by the current and future political environment in the PRC. The Chinese government exerts substantial influence and control over the manner in which we must conduct our business activities. Our ability to operate in China may be adversely affected by changes in Chinese laws and regulations. Under the current government leadership, the government of the PRC has been pursuing reform policies which have adversely affected China-based operating companies whose securities are listed in the United States, with significant policies changes being made from time to time without notice. There are substantial uncertainties regarding the interpretation and application of PRC laws and regulations, including, but not limited to, the laws and regulations governing our business, or the enforcement and performance of our contractual arrangements with borrowers in the event of the imposition of statutory liens, death, bankruptcy or criminal proceedings. Only after 1979 did the Chinese government begin to promulgate a comprehensive system of laws that regulate economic affairs in general, deal with economic matters such as foreign investment, corporate organization and governance, commerce, taxation and trade, as well as encourage foreign investment in China. Although the influence of the law has been increasing, China has not developed a fully integrated legal system and recently enacted laws and regulations may not sufficiently cover all aspects of economic activities in China. Also, because these laws and regulations are relatively new, and because of the limited volume of published cases and their lack of force as precedents, interpretation and enforcement of these laws and regulations involve significant uncertainties. New laws and regulations that affect existing and proposed future businesses may also be applied retroactively. In addition, there have been constant changes and amendments of laws and regulations over the past 30 years in order to keep up with the rapidly changing society and economy in China. Because government agencies and courts provide interpretations of laws and regulations and decide contractual disputes and issues, their inexperience in adjudicating new business and new polices or regulations in certain less developed areas causes uncertainty and may affect our business. Consequently, we cannot predict the future direction of Chinese legislative activities with respect to either businesses with foreign investment or the effectiveness on enforcement of laws and regulations in China. The uncertainties, including new laws and regulations and changes of existing laws, as well as judicial interpretation by inexperienced officials in the agencies and courts in certain areas, may cause possible problems to foreign investors. Although the PRC government has been pursuing economic reform policies for more than two decades, the PRC government continues to exercise significant control over economic growth in the PRC through the allocation of resources, controlling payments of foreign currency, setting monetary policy and imposing policies that impact particular industries in different ways. We cannot assure you that the PRC government will continue to pursue policies favoring a market oriented economy or that existing policies will not be significantly altered, especially in the event of a change in leadership, social or political disruption, or other circumstances affecting political, economic and social life in the PRC.

我们的业务运营可能会受到中国当前和未来政治环境的不利影响。中国政府对我们开展业务活动的方式施加重大影响和控制。我们在中国的经营能力可能会受到中国法律法规变化的不利影响。在现任政府领导下，中国政府一直在推行改革政策，这些政策对在美国上市的中国运营公司产生了不利影响，不时在没有通知的情况下做出重大政策变化。中华人民共和国法律法规的解释和适用存在很大的不确定性，包括但不限于管理我们业务的法律法规，或在法定留置权、死亡、破产或刑事诉讼的情况下执行和履行我们与借款人的合同安排。直到1979年以后，中国政府才开始颁布一套全面的法律体系，对一般经济事务进行规范，处理外国投资、公司组织和治理、商业、税收和贸易等经济事务，并鼓励外国在中国投资。尽管该法律的影响力一直在增加，但中国尚未建立起一个完全一体化的法律体系，最近颁布的法律法规可能无法充分涵盖中国经济活动的方方面面。此外，由于这些法律法规相对较新，而且公布的案件数量有限，缺乏判例效力，因此这些法律法规的解释和执行涉及重大的不确定性。影响现有和拟议未来业务的新法律法规也可能追溯适用。此外，在过去的30年里，为了跟上 中国快速变化的社会和经济，法律法规不断变化和修订。由于政府机构和法院提供对法律法规的解释，并决定合同纠纷和问题，他们在某些欠发达地区裁决新业务和新政策或法规方面缺乏经验，这会导致不确定性，并可能影响我们的业务。因此，我们无法预测中国在外商投资企业方面的立法活动的未来方向，也无法预测中国法律法规执行的有效性。不确定性，包括新的法律法规和现有法律的修改，以及某些领域的机构和法院缺乏经验的官员的司法解释，可能会给外国投资者带来问题。尽管中国政府20多年来一直在推行经济改革政策，但中国政府继续通过资源分配、控制外汇支付、制定货币政策和实施以不同方式影响特定行业的政策，对中国的经济增长行使重大控制权。我们不能向您保证，中国政府将继续奉行有利于市场经济的政策，或者现有政策不会发生重大变化，特别是在领导层更迭、社会或政治混乱或其他影响中国政治、经济和社会生活的情况下

Draft rules for China-based companies seeking for securities offerings in foreign stock markets was released by the CSRC for public consultation. The Chinese government may exert more oversight and control over overseas public offerings conducted by China-based issuers, which could significantly limit or completely hinder our ability to offer or continue to offer our Common Shares to investors and could cause the value of our common stock to significantly decline or become worthless.

 中国证监会发布了中国企业在境外上市规则，中国政府可能会对中国发行人进行的海外公开募股施加更多的监督和控制，这可能会严重限制或完全阻碍我们向投资者发行或继续发行普通股的能力，并可能导致我们普通股的价值大幅下跌或变得毫无价值。

The Chinese government may intervene or influence the operation of the VIE and its subsidiaries and exercise significant oversight and discretion over the conduct of their business and may intervene in or influence their operations at any time with little advance notice, or may exert more control over offerings conducted overseas and/or foreign investment in China-based issuers, which could result in a material change in our operations and/or the value of our Common Shares. Further, any actions by the Chinese government to exert more oversight and control over offerings that are conducted overseas and/or foreign investment in China-based issuers could significantly limit or completely hinder our ability to offer or continue to offer Securities to investors and cause the value of such securities to significantly decline or be worthless.

中国政府可能会干预或影响可变利益实体及其子公司的运营，对其业务的开展行使重大监督和自由裁量权，并可能在几乎没有提前通知的情况下随时干预或影响其运营，或可能对海外发行和/或外国投资中国发行人施加更多控制，这可能导致我们的运营和/或普通股价值发生重大变化。此外，中国政府对海外发行和/或外国投资中国发行人的发行实施更多监督和控制的任何行动，都可能严重限制或完全阻碍我们向投资者发行或继续发行证券的能力，并导致此类证券的价值大幅下跌或毫无价值。

Recently, the PRC government initiated a series of regulatory actions and statements to regulate business operations in China with little advance notice, including cracking down on illegal activities in the securities market, adopting new measures to impose filing requirements on China-based companies for their initial public offerings or listings in overseas stock markets and extend the scope of cybersecurity reviews, and expanding the efforts in anti-monopoly enforcement.

最近，中国政府在几乎没有事先通知的情况下启动了一系列监管行动和声明，以规范中国的商业运营，包括打击证券市场的非法活动，采取新措施，对中国公司首次公开募股或在海外股市上市实施备案要求，扩大网络安全审查范围，并扩大反垄断执法力度.

On July 6, 2021, the General Office of the Central Committee of the Communist Party of China and the General Office of the State Council jointly released the Opinions on Severely Cracking Down on Illegal Securities Activities According to Law, or the Opinions. The Opinions emphasized the need to strengthen the administration over illegal securities activities, and the need to strengthen the supervision over overseas listings by Chinese companies. Effective measures, such as promoting the construction of relevant regulatory systems will be taken to deal with the risks and incidents of China-concept overseas listed companies, and cybersecurity and data privacy protection requirements, etc. The Opinions and any related implementing rules to be enacted may subject us to compliance requirement in the future.

 2021年7月6日，中共中央办公厅、国务院办公厅联合发布《关于依法严厉打击证券违法活动的意见》。《意见》强调，要加强对非法证券活动的管理，加强对中国公司境外上市的监管。将采取有效措施，如推进相关监管体系建设，以应对中概海外上市公司的风险和事件，以及网络安全和数据隐私保护要求等。《意见》和即将制定的任何相关实施细则可能会使我们在未来受到合规要求的约束。

On February 17, 2023, the China Securities Regulatory Commission issued the "Trial Measures for the Administration of Overseas Issuance and Listing of Securities by Domestic Enterprises", which will come into effect on March 31, 2023. According to the Draft Rules Regarding Overseas Listings, among other things, after making initial applications with overseas stock markets for initial public offerings or listings, all China-based companies shall file with the CSRC within three working days. The required filing materials with the CSRC include (without limitation): (i) record-filing reports and related undertakings, (ii) compliance certificates, filing or approval documents from the primary regulators of applicants’ businesses (if applicable), (iii) security assessment opinions issued by related departments (if applicable), (iv) PRC legal opinions, and (v) prospectus. In addition, overseas offerings and listings may be prohibited for such China-based companies when any of the following applies: (1) if the intended securities offerings and listings are specifically prohibited by the laws, regulations or provision of the PRC; (2) if the intended securities offerings and listings may constitute a threat to, or endanger national security as reviewed and determined by competent authorities under the State Council in accordance with laws; (3) if there are material ownership disputes over applicants’ equity interests, major assets, core technologies, or the others; (4) if, in the past three years, applicants’ domestic enterprises, controlling shareholders or de facto controllers have committed corruption, bribery, embezzlement, misappropriation of property, or other criminal offenses disruptive to the order of the socialist market economy, or are currently under judicial investigation for suspicion of criminal offenses, or are under investigation for suspicion of major violations; (5) if, in the past three years, any directors, supervisors, or senior executives of applicants have been subject to administrative punishments for severe violations, or are currently under judicial investigation for suspicion of criminal offenses, or are under investigation for suspicion of major violations; (6) other circumstances as prescribed by the State Council. The Draft Administrative Provisions further stipulate that a fine between RMB 1 million and RMB 10 million may be imposed if an applicant fails to fulfill the filing requirements with the CSRC or conducts an overseas offering or listing in violation of the Draft Rules Regarding Overseas Listings, and in cases of severe violations, a parallel order to suspend relevant businesses or halt operations for rectification may be issued, and relevant business permits or operational license revoked. The Draft Rules Regarding Overseas Listings, if enacted, may subject us or our Subsidiaries to additional compliance requirements in the future.

2023年2月17日，证监会发布《境内企业境外发行证券和上市管理试行办法》,本办法自 2023 年3 月31 日起施行。根据管理办法等，所有境内公司在向境外证券市场提出首次公开募股或上市申请后，应在三个工作日内向中国证监会备案。要求向中国证监会提交的备案材料包括(但不限于)：(一)备案报告及相关承诺；(二)合规证书、申请人业务主要监管机构的备案或批准文件(如适用)；(三)相关部门出具的安全评估意见(如适用)；(四)中国法律意见；(五)招股说明书。 此外，境内公司有下列情形之一的，可以禁止境外发行上市：(一)中国的法律、法规或者规定明确禁止拟进行的证券发行和上市；(二)经国务院有关主管部门依法审查认定，拟进行的证券发行、上市可能对国家安全构成威胁或者危害的；(三)申请人的股权、重大资产、核心技术等存在重大权属纠纷的；(四)最近三年内，申请人所在境内企业, 控股股东或者实际控制人有贪污、受贿、贪污、挪用财物或者其他扰乱社会主义市场经济秩序的犯罪行为，或者涉嫌刑事犯罪正在接受司法调查，或者涉嫌重大违法正在接受调查；(五)申请人的董事、监事、高级管理人员在过去三年内因严重违法行为受到行政处罚，或者正因涉嫌刑事犯罪正在接受司法调查，或者因涉嫌重大违法正在接受调查的；(六)国务院规定的其他情形。《管理规定(草案)》进一步规定，申请人未达到中国证监会备案要求或者违反境外上市规则草案进行境外发行、上市的，可处以100万元以上1000万元以下的罚款，情节严重的，可并处责令停业整顿，吊销相关营业执照或经营许可证。有关海外上市的规则草案如果通过，可能会在未来对我们或我们的子公司提出额外的合规要求。

We believe that anything relating to clearly prohibiting overseas offering and listings would apply to us. In reaching this conclusion, we are relying on an opinion of our PRC counsel. In the event that we become subject to the compliance requirements, we cannot assure you that we will be able to receive clearance of such filing requirements in a timely manner, or at all. Any failure of us or the Subsidiaries to fully comply with new regulatory requirements may significantly limit or completely hinder our ability to offer or continue to offer our Common Shares, cause significant disruption to our business operations, severely damage our reputation, materially and adversely affect our financial condition and results of operations and cause our Common Shares to significantly decline in value or become worthless.

我们认为，任何与明确禁止海外发行和上市有关的内容都将适用于我们。在得出这一结论时，我们依赖于我们中国律师的意见。如果我们受到合规要求的约束，我们无法向您保证，我们将能够及时或根本获得此类备案要求的批准。我们或子公司未能完全遵守新的监管要求，可能会严重限制或完全阻碍我们发行或继续发行普通股的能力，对我们的业务运营造成重大干扰，严重损害我们的声誉，对我们的财务状况和经营成果产生重大不利影响，并导致我们的普通股价值大幅下跌或变得毫无价值。

The negative impact of COVID-19 and a slowdown or other adverse developments in the PRC economy may harm our customers and the demand for our services and our products.

新冠肺炎的影响以及中国经济的放缓或其他不利发展可能会损害我们的客户以及对我们的服务和产品的需求。

All of our operations are conducted in the PRC. Although the PRC economy has grown significantly in recent years, there is no assurance that this growth will continue. A slowdown in overall economic growth, an economic downturn, a recession or other adverse economic developments in the PRC could significantly reduce the demand for our products and services.

我们的所有业务都在中国开展。尽管近年来中国经济大幅增长，但无法保证这种增长会持续下去。中国整体经济增长放缓、经济衰退、经济衰退或其他不利的经济发展可能会大大减少对我们产品和服务的需求。

If relations between the United States and China worsen, investors may be unwilling to hold or buy our stock and our stock price may decrease.

如果美中关系恶化，投资者可能不愿意持有或购买我们的股票，我们的股价可能会下跌。

At various times during recent years, the United States and China have had significant disagreements over political and economic issues. Controversies may arise in the future between these two countries that may affect our economic outlook both in the United States and in China. Any political or trade controversies between the United States and China, whether or not directly related to our business, could reduce the price of our common stock.

近年来，美国和中国在政治和经济问题上多次出现重大分歧。这两个国家未来可能会出现争议，这可能会影响我们在美国和中国的经济前景。美国和中国之间的任何政治或贸易争议，无论是否与我们的业务直接相关，都可能降低我们普通股的价格。

Future inflation in China may inhibit the profitability of our business in China.

未来中国的通货膨胀可能会抑制我们在中国业务的盈利能力。

In recent years, the Chinese economy has experienced periods of rapid expansion and high rates of inflation. Rapid economic growth can lead to growth in the money supply and rising inflation. If prices for our services and products rise at a rate that is insufficient to compensate for the rise in the costs of supplies, it may have an adverse effect on profitability. These factors have led to the adoption by Chinese government, from time to time, of various corrective measures designed to restrict the availability of credit or regulate growth and contain inflation. High inflation may in the future cause the Chinese government to impose controls on credit and/or prices, or to take other action, which could inhibit economic activity in China, and thereby harm the market for our services and products.

近年来，中国经济经历了快速扩张和高通胀时期。快速的经济增长会导致货币供应量的增长和通货膨胀的加剧。如果我们的服务和产品价格上涨的速度不足以弥补供应成本的上涨，可能会对盈利能力产生不利影响。这些因素导致中国政府不时采取各种纠正措施，以限制信贷的可用性或调节增长和遏制通货膨胀。高通胀可能在未来导致中国政府对信贷和/或价格实施控制，或采取其他行动，这可能会抑制中国的经济活动，从而损害我们的服务和产品市场。

The fluctuation of the Renminbi may have a material adverse effect on your investment.

人民币的波动可能会对您的投资产生重大不利影响。

The change in value of the Renminbi against the U.S. dollar and other currencies is affected by, various factors, such as changes in China’s political and economic conditions and China’s foreign exchange controls. On July 21, 2005, the PRC government changed its decade-old policy of pegging the value of the Renminbi to the U.S. dollar. Under such policy, the Renminbi was permitted to fluctuate within a narrow and managed band against a basket of certain foreign currencies. Later on, the People’s Bank of China has decided to further implement the reform of the RMB exchange regime and to enhance the flexibility of RMB exchange rates. Such changes in policy have resulted in a significant appreciation of the Renminbi against the U.S. dollar since 2005. There remains significant international pressure on the PRC government to adopt a more flexible currency policy, which could result in a further and more significant adjustment of the Renminbi against the U.S. dollar. Any significant appreciation or revaluation of the Renminbi may have a material adverse effect on the value of, and any dividends payable on, shares of our common stock in foreign currency terms. More specifically, if we decide to convert our Renminbi into U.S. dollars, appreciation of the U.S. dollar against the Renminbi would have a negative effect on the U.S. dollar amount available to us. To the extent that we need to convert U.S. dollars we receive from our 2018 offering into Renminbi for our operations, appreciation of the Renminbi against the U.S. dollar would have an adverse effect on the Renminbi amount we would receive from the conversion. In addition, appreciation or depreciation in the exchange rate of the Renminbi to the U.S. dollar could materially and adversely affect the price of shares of our common stock in U.S. dollars without giving effect to any underlying change in our business or results of operations.

人民币兑美元和其他货币的汇率变化受到各种因素的影响，如中国政治经济状况的变化和中国外汇管制的变化。2005年7月21日，中国政府改变了十年来人民币与美元挂钩的政策。在这样的政策下，人民币被允许在一个狭窄而可控的区间内相对于一篮子特定的外币波动。随后，中国人民银行决定进一步实施人民币汇率制度改革，提高人民币汇率的灵活性。自2005年以来，这些政策变化导致人民币对美元大幅升值。中国政府仍面临巨大的国际压力，要求其采取更灵活的货币政策，这可能导致人民币对美元的进一步和更大的调整。人民币的任何重大升值或重估都可能对我们普通股的外币价值和应付股息产生重大不利影响。更具体地说，如果我们决定将人民币兑换成美元，美元兑人民币的升值将对我们可用的美元金额产生负面影响。在某种程度上，我们需要将2018年发行的美元兑换成人民币，用于我们的运营，人民币对美元的升值将对我们从兑换中获得的人民币金额产生不利影响。此外，人民币兑美元汇率的升值或贬值可能会对我们普通股的美元价格产生重大不利影响，而不会对我们的业务或经营成果产生任何潜在变化。

Restrictions on currency exchange may limit our ability to receive and use our revenue effectively.

对货币兑换的限制可能会限制我们有效接收和使用收入的能力。

Substantially all of our revenue is denominated in Renminbi. As a result, restrictions on currency exchange may limit our ability to use revenue generated in Renminbi to fund any business activities we may have outside China in the future or to make dividend payments to our shareholders in U.S. dollars. Under current PRC laws and regulations, Renminbi is freely convertible for current account items, such as trade and service-related foreign exchange transactions and dividend distributions. However, Renminbi is not freely convertible for direct investment or loans or investments in securities outside China, unless such use is approved by SAFE. For example, foreign exchange transactions under the subsidiary’s capital account, including principal payments in respect of foreign currency-denominated obligations, remain subject to significant foreign exchange controls and the approval requirement of SAFE. These limitations could affect our ability to convert Renminbi into foreign currency for capital expenditures. And the Chinese government is further strengthening the control of foreign exchange, we will not be able to change the Chinese government’s decision in our own power.

我们几乎所有的收入都是以人民币计价的。因此，对货币兑换的限制可能会限制我们使用人民币收入为未来在中国境外的任何商业活动提供资金或以美元向股东支付股息的能力。根据中国现行法律法规，人民币可自由兑换经常项目，如贸易和服务相关外汇交易以及股息分配。但是，人民币不可自由兑换用于中国境外的直接投资、贷款或证券投资，除非经国家外汇管理局批准。例如，子公司资本账户下的外汇交易，包括与外币计价债务有关的本金支付，仍然受到重大外汇管制和国家外汇管理局的批准要求的约束。这些限制可能会影响我们将人民币兑换成外币用于资本支出的能力。而中国政府正在进一步加强对外汇的控制，我们将无法改变中国政府的决定。

The subsidiaries and affiliated entities in China are subject to restrictions on making dividends and other payments to us.

在中国的子公司和附属实体在向我们支付股息和其他款项方面受到限制。

We are a holding company and rely principally on dividends paid by the subsidiary in China for our cash needs, including paying dividends and other cash distributions to our shareholders to the extent we choose to do so, servicing any debt we may incur and paying our operating expenses. Tianjin Information’s income in turn depends on the service fees paid by the affiliated entities in China. Current PRC regulations permit the subsidiary in China to pay dividends to us only out of its accumulated profits, if any, determined in accordance with Chinese accounting standards and regulations. Under the applicable requirements of PRC law, Tianjin Information may only distribute dividends after it has made allowances to fund certain statutory reserves. These reserves are not distributable as cash dividends. In addition, if the subsidiaries or affiliated entities in China incur debt on their own behalf in the future, the instruments governing the debt may restrict their ability to pay dividends or make other payments to us. Any such restrictions may materially affect such entities’ ability to make dividends or make payments, in service fees or otherwise, to us, which may materially and adversely affect our business, financial condition and results of operations.

我们是一家控股公司，主要依靠中国子公司支付的股息来满足我们的现金需求，包括在我们选择的范围内向股东支付股息和其他现金分配，偿还我们可能产生的任何债务，并支付我们的运营费用。天津信息的收入反过来取决于中国附属实体支付的服务费。中国现行法规允许中国子公司仅从其根据中国会计准则和法规确定的累计利润（如有）中向我们支付股息。根据中华人民共和国法律的适用要求，天津信息只有在为某些法定准备金提供准备金后才能分配股息。这些准备金不能作为现金股息进行分配。此外，如果中国境内的子公司或附属实体将来以自己的名义承担债务，则管理债务的工具可能会限制其向我们支付股息或其他付款的能力。任何此类限制都可能严重影响这些实体向我们支付股利或支付服务费或其他款项的能力，这可能对我们的业务、财务状况和经营成果产生重大不利影响。

Uncertainties with respect to the PRC legal system could have a material adverse effect on us

中华人民共和国法律制度的不确定性可能对我们产生重大不利影响

The PRC legal system is a civil law system based on written statutes. Unlike the common law system, prior court decisions in a civil law system may be cited as reference but have limited precedential value. Since 1979, newly introduced PRC laws and regulations have significantly enhanced the protections of interest relating to foreign investments in China. However, since these laws and regulations are relatively new and the PRC legal system continues to evolve rapidly, the interpretations of such laws and regulations may not always be consistent, and enforcement of these laws In different administrative areas and regulations involves significant uncertainties, any of which could limit the available legal protections. In addition, the PRC administrative and judicial authorities have significant discretion in interpreting, implementing or enforcing statutory rules and contractual terms, and it may be more difficult to predict the outcome of administrative and judicial proceedings and the level of legal protection we may enjoy in the PRC than under some more developed legal systems. These uncertainties may affect our decisions on the policies and actions to be taken to comply with PRC laws and regulations, and may affect our ability to enforce our contractual or tort rights. In addition, the regulatory uncertainties may be exploited through unmerited legal actions or threats in an attempt to extract payments or benefits from us. Such uncertainties may therefore increase our operating expenses and costs, and materially and adversely affect our business and results of operations.

中华人民共和国法律制度是以成文法规为基础的大陆法系。与普通法系不同，民法体系中的先前法院判决可以作为参考，但其判例价值有限。自1979年以来，新出台的中国法律法规大大加强了对外国在华投资利益的保护。然而，由于这些法律法规相对较新，而且中华人民共和国的法律体系继续快速发展，对这些法律法规的解释可能并不总是一致的，而且这些法律在不同的行政区域和法规中的执行涉及重大的不确定性，任何这些都可能限制可用的法律保护。此外，中华人民共和国行政和司法当局在解释、实施或执行法定规则和合同条款方面拥有重要的自由裁量权，与一些更发达的法律制度相比，预测行政和司法程序的结果以及我们在中华人民共和国内可能享有的法律保护水平可能更困难。这些不确定性可能会影响我们为遵守中华人民共和国法律法规而采取的政策和行动的决定，并可能影响我们执行合同或侵权权利的能力。此外，监管的不确定性可能会通过不当的法律行动或威胁来利用，试图从我们那里获得付款或利益。因此，这些不确定性可能增加我们的运营费用和成本，并对我们的业务和运营结果产生重大不利影响。

The PRC’s legal and judicial system Under special circumstances may not adequately protect our business and operations and the rights of foreign investors.

中国的法律和司法制度在特殊情况下可能无法充分保护我们的业务和运营以及外国投资者的权利。

The legal and judicial systems in the PRC are still rudimentary, and enforcement of existing laws is uncertain. As a result, it may be impossible to obtain swift and equitable enforcement of laws that do exist, Different administrative regions have different legal and judicial interpretations or to obtain enforcement of the judgment of one court by a court of another jurisdiction. The PRC’s legal system is based on the civil law regime, that is, it is based on written statutes. A decision by one judge does not set a legal precedent that is required to be followed by judges in other cases. In addition, the interpretation of Chinese laws may be varied to reflect domestic political changes.

中华人民共和国的法律和司法制度仍处于初级阶段，现行法律的执行也不确定。因此，可能不可能迅速、公平地执行现有的法律，不同的行政区有不同的法律和司法解释，也不可能由另一个司法管辖区的法院执行一个法院的判决。中华人民共和国的法律制度以民法制度为基础，即以成文法规为基础。一名法官的裁决并没有开创法官在其他案件中必须遵循的法律先例。此外，对中国法律的解释可能会有所不同，以反映国内的政治变化。

The promulgation of new laws, changes to existing laws and the pre-emption of local regulations by national laws may adversely affect foreign investors. There can be no assurance that a change in leadership, social or political disruption, or unforeseen circumstances affecting the PRC’s political, economic or social life, will not affect the PRC government’s ability to continue to support and pursue these reforms. Such a shift could have a material adverse effect on our business and prospects.

新法律的颁布、现行法律的修改以及国家法律对地方法规的优先权可能会对外国投资者产生不利影响。无法保证领导层的更迭、社会或政治混乱，或影响中华人民共和国政治、经济或社会生活的不可预见的情况，不会影响中国政府继续支持和推行这些改革的能力。这种转变可能会对我们的业务和前景产生重大不利影响。

Because our principal assets are located outside of the United States and all of our directors and officers reside outside the United States, it may be difficult for you to enforce your rights based on U.S. federal securities laws against us and our officers and directors in the U.S. or to enforce a U.S. court judgment against us or them in the PRC.

由于我们的主要资产位于美国境外，并且我们的所有董事和高级职员都居住在美国境外，因此您可能很难根据美国联邦证券法对我们和我们在美国的高级职员和董事行使您的权利，也很难在中国执行美国法院对我们或他们的判决。

Our directors and officers reside outside the United States. In addition, the operating subsidiaries are located in the PRC and substantially all of their assets are located outside of the United States. It may therefore be difficult for investors in the United States to enforce their legal rights against us based on the civil liability provisions of the U.S. federal securities laws against us in the courts of either the U.S. or the PRC and, even if civil judgments are obtained in U.S. courts, it may be difficult to enforce such judgments in PRC courts.

我们的董事和高级职员居住在美国境外。此外，经营子公司位于中国境内，其大部分资产位于美国境外。因此，美国的投资者可能很难在美国或中华人民共和国的法院根据美国联邦证券法的民事责任条款对我们强制执行其法律权利，即使在美国法院获得民事判决，也很难在中国法院强制执行此类判决。

Certain PRC regulations, including the M&A Rules and national security regulations, may require a complicated review and approval process which could make it more difficult for us to pursue growth through acquisitions in China.

某些中国法规，包括并购规则和国家安全法规，可能需要一个复杂的审查和批准过程，这可能会使我们更难通过收购在中国寻求增长。

The M&A Rules established additional procedures and requirements that could make merger and acquisition activities in China by foreign investors more time-consuming and complex. For example, the MOFCOM must be notified in the event a foreign investor takes control of a PRC domestic enterprise. In addition, certain acquisitions of domestic companies by offshore companies that are related to or affiliated with the same entities or individuals of the domestic companies, are subject to approval by the MOFCOM. In addition, the Implementing Rules Concerning Security Review on Mergers and Acquisitions by Foreign Investors of Domestic Enterprises, issued by the MOFCOM in August 2011, require that mergers and acquisitions by foreign investors in “any industry with national security concerns” be subject to national security review by the MOFCOM. In addition, any activities attempting to circumvent such review process, including structuring the transaction through a proxy or contractual control arrangement, are strictly prohibited. There is significant uncertainty regarding the interpretation and implementation of these regulations relating to merger and acquisition activities in China. In addition, complying with these requirements could be time-consuming, and the required notification, review or approval process may materially delay or affect our ability to complete merger and acquisition transactions in China. As a result, our ability to seek growth through acquisitions may be materially and adversely affected. In addition, if the MOFCOM determines that we should have obtained its approval for our entry into contractual arrangements with the affiliated entities, we may be required to file for remedial approvals. There is no assurance that we would be able to obtain such approval from the MOFCOM. We may also be subject to administrative fines or penalties by the MOFCOM that may require us to limit our business operations in the PRC, delay or restrict the conversion and remittance of our funds in foreign currencies into the PRC or take other actions that could have material and adverse effect on our business, financial condition and results of operations.

《并购规则》设立了额外的程序和要求，可能会使外国投资者在中国的并购活动更加耗时和复杂。例如，如果外国投资者控制了中国境内企业，则必须通知商务部。此外，境外公司对境内公司的某些收购，如果与境内公司的同一实体或个人有关联或关联，则须经商务部批准。此外，商务部于2011年8月发布的《外国投资者并购境内企业安全审查实施细则》要求，外国投资者并购“涉及国家安全的行业”，均须接受商务部的国家安全审查。此外，任何试图规避此类审查程序的活动，包括通过代理或合同控制安排安排交易，都是严格禁止的。这些与中国并购活动有关的法规的解释和实施存在很大的不确定性。此外，遵守这些要求可能会很耗时，所需的通知、审查或批准过程可能会严重延迟或影响我们在中国完成并购交易的能力。因此，我们通过收购寻求增长的能力可能会受到重大不利影响。此外，如果商务部认为我们与关联实体签订合同安排应该获得其批准，我们可能会被要求申请补救批准。我们不能保证能够获得商务部的批准。我们还可能受到商务部的行政罚款或处罚，这可能要求我们限制在中国的业务运营，延迟或限制我们的外 币资金兑换和汇款到中国，或采取其他可能对我们的业务、财务状况和经营结果产生重大不利影响的行动。

PRC regulation of loans and direct investment by offshore holding companies to PRC entities may delay or prevent us from making loans or additional capital contributions to the PRC subsidiary and affiliated entities, which could harm our liquidity and our ability to fund and expand our business.

中国对离岸控股公司对中国实体的贷款和直接投资的监管可能会延迟或阻止我们向中国子公司和关联实体提供贷款或额外的资本投入，这可能会损害我们的流动性以及我们资助和扩大业务的能力。

Datasea is a Nevada company conducting substantially all of its operations in China through its PRC subsidiaries, the VIE and its subsidiaries established in China. Datasea may make loans to the PRC subsidiaries and VIE entities subject to the approval from governmental authorities and limitation of amount, or may make additional capital contributions to subsidiaries and VIE entities in China.

Datasea是一家位于内华达州的公司，其在中国的所有业务基本上都是通过其中国子公司、VIE及其在中国设立的子公司进行的。Datasea可能会向中国子公司和VIE实体提供贷款，但须经政府部门批准并限制金额，或者可能会向中国子公司和VIE实体额外出资。

Any loans to the subsidiaries or VIE entities in China are subject to foreign investment and are under PRC regulations and foreign exchange loan registrations. For example, loans by us to the wholly foreign-owned subsidiaries or VIE entities in China to finance their activities must be registered with the local counterpart of SAFE. In addition, a foreign invested enterprise shall use its capital pursuant to the principle of authenticity and self-use within its business scope. The capital of a foreign invested enterprise shall not be used for the following purposes: (i) directly or indirectly used for payment beyond the business scope of the enterprises or the payment prohibited by relevant laws and regulations; (ii) directly or indirectly use for investment in securities or investments other than banks’ principal-secured products unless otherwise provided by relevant laws and regulations; (iii) the granting of loans to non-affiliated enterprises, except where it is expressly permitted in the business license; and (iv) paying the expenses related to the purchase of real estate that is not for self-use (except for the foreign-invested real estate enterprises). On October 23, 2019, the SAFE promulgated the Notice of the State Administration of Foreign Exchange on Further Promoting the Convenience of Cross-border Trade and Investment, or the SAFE Circular 28, which, among other things, allows all foreign-invested companies to use Renminbi converted from foreign currency-denominated capital for equity investments in China, as long as the equity investment is genuine, does not violate applicable laws, and does not violate with the negative list on foreign investment. However, since the SAFE Circular 28 is newly promulgated, it is unclear how SAFE and competent banks will carry this out in practice. In light of the various requirements imposed by PRC regulations on loans to and direct investment in PRC entities by offshore holding companies, we cannot assure you that we will be able to complete the necessary government registrations or obtain the necessary government approvals on a timely basis.

向中国的子公司或VIE实体提供的任何贷款均受外国投资约束，并受中国法规和外汇贷款登记的约束。例如，我们向中国的外商独资子公司或VIE实体提供贷款以资助其活动，必须在外管局的当地对应机构注册。此外，外商投资企业应当在其经营范围内，按照真实、自用的原则使用资金。外商投资企业的资金不得用于下列用途:(一)直接或者间接用于超出企业经营范围的支付或者有关法律、法规禁止的支付;(二)直接或者间接用于投资证券或者银行保本产品以外的投资，法律、法规另有规定的除外;(三)向无关联企业发放贷款，但营业执照明确许可的除外;(四)支付购买非自用房地产的相关费用(外商投资房地产企业除外)。2019年10月23日，国家外汇管理局发布了《国家外汇管理局关于进一步促进跨境贸易和投资便利化的通知》(外汇局28号文)，除其他外，允许所有外商投资公司在中国境内使用外币计价资本 兑换成人民币进行股权投资，只要股权投资是真实的，不违反适用法律。不违反外商投资负面清单。然而，由于国家外汇管理局第28号通知是新发布的，目前尚不清楚国家外汇管理局和有能力的银行将如何在实践中执行这一规定。鉴于中国法规对离岸控股公司向中国实体提供贷款和直接投资的各种要求，我们无法向您保证，我们将能够及时完成必要的政府注册或获得必要的政府批准。

Governmental control of currency conversion may limit our ability to use our revenues effectively and the ability of the PRC subsidiaries to obtain financing.

政府对货币兑换的控制可能会限制我们有效利用收入的能力以及中国子公司获得融资的能力。

The PRC government imposes control on the convertibility of the RMB into foreign currencies. Conversion of Renminbi into foreign currencies, and of foreign currencies into Renminbi, for payments relating to capital account transactions, which principally includes investments and loans, generally requires the approval of SAFE and other relevant PRC governmental authorities. Restrictions on the convertibility of the Renminbi for capital account transactions could affect the ability of the PRC subsidiaries to make investments overseas or to obtain foreign currency through debt or equity financing, including by means of loans or capital contributions from us. We cannot assure you that the registration process will not delay or prevent our conversion of Renminbi for use outside of China.

中国政府对人民币兑换外币实行管制。将人民币兑换成外币，或将外币兑换成人民币，用于与资本项目交易有关的支付，主要包括投资和贷款，通常需要外管局和其他有关中国政府部门的批准。对资本项目交易中人民币可兑换性的限制可能会影响中国子公司进行海外投资或通过债务或股权融资(包括通过我们的贷款或出资)获得外币的能力。我们不能向您保证，注册过程不会延迟或妨碍我们在中国境外使用的人民币兑换。

We must remit the offering proceeds to China in a future issuing before they may be used to benefit our business in China, the process of which may be time-consuming, and we cannot assure that we can complete all necessary governmental registration processes in a timely manner.

我们必须在未来的发行中将发行收益汇往中国，然后才能用于我们在中国的业务，这一过程可能很耗时，并且我们不能保证我们能够及时完成所有必要的政府注册流程。

The proceeds of a future offering may be remitted back to the PRC, and the process for wiring such proceeds back to the PRC may be time-consuming after the closing of a future offering. We may be unable to use these proceeds to grow our business until the PRC subsidiaries receive such proceeds in the PRC. Any transfer of funds by us to the PRC subsidiaries, either as a shareholder loan or as an increase in registered capital, are subject to approval by or registration or filing with relevant governmental authorities in China. Any foreign loans procured by the PRC subsidiaries is required to be registered with China’s State Administration of Foreign Exchange (“SAFE”) or its local branches or satisfy relevant requirements, and the PRC subsidiaries may not procure loans which exceed the difference between their respective total project investment amount and registered capital or 2 times (which may be varied year by year due to the change of PRC’s national macro-control policy) of the net worth of the PRC subsidiary. According to the relevant PRC regulations on foreign-invested enterprises in China, capital contributions to the PRC subsidiaries are subject to the approval of or filing with State Administration for Market Regulation in its local branches, the Ministry of Commerce in its local branches and registration with a local bank authorized by SAFE.

未来发行的收益可能汇回中国，并且在未来发行结束后将该收益汇回中国的过程可能会很耗时。在中国子公司收到这些收益之前，我们可能无法使用这些收益来发展我们的业务。我们向中国子公司的任何资金转移，无论是作为股东贷款还是作为注册资本的增加，都必须得到中国相关政府部门的批准或注册或备案。中国子公司取得的对外贷款必须在中国国家外汇管理局(以下简称“外汇局”)或其当地分支机构登记或符合相关要求，且中国子公司取得的贷款不得超过其各自的项目总投资金额与注册资本的差额或中国子公司净资产的2倍(该差额可能因中国国家宏观调控政策的变化而逐年变化)。根据中国对外商投资企业的有关规定，向中国境内子公司出资须经其所在地的分支机构、国家市场监督管理总局、商务部批准或备案，并在外汇局授权的当地银行登记。

In light of the various requirements imposed by PRC regulations on loans to, and direct investment in, PRC entities by offshore holding companies, we cannot assure you that we will be able to complete the necessary government registrations or obtain the necessary government approvals on a timely basis, if at all, with respect to future loans by us to the PRC subsidiary or with respect to future capital contributions by us to the PRC subsidiary. If we fail to complete such registrations or obtain such approvals, our ability to capitalize or otherwise fund the PRC operations may be negatively affected, which could materially and adversely affect our liquidity, our ability to fund and expand our business and our securities.

鉴于中国法规对离岸控股公司向中国实体提供贷款和直接投资的各种要求，我们无法向您保证，我们将能够及时完成必要的政府登记或获得必要的政府批准，如果有的话。我们对中国子公司的未来贷款或我们对中国子公司的未来出资。如果我们未能完成此类注册或获得此类批准，我们的资本化或以其他方式为中国业务提供资金的能力可能会受到负面影响，这可能会对我们的流动性、我们为业务和证券提供资金和扩展的能力产生重大不利影响。

A failure by the beneficial owners of our shares who are PRC residents to comply with certain PRC foreign exchange regulations could restrict our ability to distribute profits, restrict our overseas and cross-border investment activities and subject us to liability under PRC law.

如果我们股份的受益所有人(中国居民)未能遵守某些中国外汇法规，可能会限制我们分配利润的能力，限制我们的海外和跨境投资活动，并使我们承担中国法律规定的责任。

SAFE has promulgated regulations, including the Notice on Relevant Issues Relating to Domestic Residents’ Investment and Financing and Round-Trip Investment through Special Purpose Vehicles (or SAFE Circular No. 37), effective on July 4, 2014, and its appendices, that require PRC residents, including PRC institutions and individuals, to register with local branches of SAFE in connection with their direct establishment or indirect control of an offshore entity, for the purpose of overseas investment and financing, with such PRC residents’ legally owned assets or equity interests in domestic enterprises or offshore assets or interests, referred to in SAFE Circular No. 37 as a “special purpose vehicle.” SAFE Circular No. 37 further requires amendment to the registration in the event of any significant changes with respect to the special purpose vehicle, such as increase or decrease of capital contributed by PRC individuals, share transfer or exchange, merger, division or other material event. In the event that a PRC shareholder holding interests in a special purpose vehicle fails to fulfill the required SAFE registration, the PRC subsidiaries of that special purpose vehicle may be prohibited from making profit distributions to the offshore parent and from carrying out subsequent cross-border foreign exchange activities, and the special purpose vehicle may be restricted in its ability to contribute additional capital into its PRC subsidiary. Further, failure to comply with the various SAFE registration requirements described above could result in liability under PRC law for foreign exchange evasion.

外管局已颁布法规，包括《关于境内居民通过特殊目的载体投融资和往返投资有关问题的通知》(或《外管局通告》第37号)及其附件，于2014年7月4日生效，要求中国居民，包括中国机构和个人，就其直接设立或间接控制离岸实体向外管局当地分支机构登记。以中国居民在境内企业的合法资产或股权或境外资产或权益(外汇局通告第37号中称为“特殊目的载体”)进行境外投融资。国家外汇局通告第37号进一步要求，特殊目的载体发生重大变化时，如中国境内个人增资或减少、股份转让或交换、合并、分立或其他重大事件时，需修改登记。如果在特殊目的载体中持有权益的中国股东未能完成所需的外汇局登记，该特殊目的载体的中国子公司可能被禁止向境外母公司进行利润分配，并进行后续的跨境外汇活动，特殊目的载体向其中国子公司提供额外资本的能力可能受到限制。此外，不遵守上述国家外汇管理局的各种注册要求可能导致根据中国法律对外汇逃税承担责任。

These regulations apply to our direct and indirect shareholders who are PRC residents and may apply to any offshore acquisitions or share transfers that we make in the future if our shares are issued to PRC residents. However, in practice, different local SAFE branches may have different views and procedures on the application and implementation of SAFE regulations, and since SAFE Circular No. 37 was relatively new, there remains uncertainty with respect to its implementation. As of the date of this report, all PRC residents known to us that currently hold direct or indirect interests in our company have completed the necessary registrations with SAFE as required by SAFE Circular 37. However, we may not be informed of the identities of all the PRC residents or entities holding direct or indirect interest in our company, nor can we compel our beneficial owners to comply with the requirements of SAFE Circular 37. However, we cannot assure you that these individuals or any other direct or indirect shareholders or beneficial owners of our company who are PRC residents will be able to successfully complete the registration or update the registration of their direct and indirect equity interest as required in the future. If they fail to make or update the registration, our shareholders could be subject to fines and legal penalties, and SAFE could restrict our cross-border investment activities and our foreign exchange activities, including restricting the PRC subsidiary’s ability to distribute dividends to, or obtain loans denominated in foreign currencies from, our company, or prevent us from paying dividends. As a result, our business operations and our ability to make distributions to you could be materially and adversely affected.

这些规定适用于我们的中华人民共和国居民的直接和间接股东，并可能适用于我们未来进行的任何离岸收购或股份转让，如果我们的股票发行给中华人民共和国居民。但在实践中，各地外汇局对外汇局规章的适用和实施可能有不同的看法和程序，而且由于外汇局第37号公告相对较新，其实施仍存在不确定性。截至本报告发布之日，据我们所知，目前在我们公司拥有直接或间接利益的所有中国居民都已按照外管局通告第37号的要求在外管局完成了必要的登记。然而，我们可能不会被告知所有在我们公司持有直接或间接利益的中国居民或实体的身份，我们也不能强迫我们的受益所有人遵守外管局第37号通告的要求。然而，我们无法向您保证，这些个人或我们公司的任何其他中国居民的直接或间接股东或受益所有人将能够在未来成功完成其直接或间接股权的登记或更新登记。如果他们未能进行或更新登记，我们的股东可能会受到罚款和法律处罚，外管局可能会限制我们的跨境投资活动和外汇活动，包括限制中国子公司向我们公司分配股息或从我们公司获得外币贷款的能力，或阻止我们支付股息。因此，我们的业务运营和向贵方分销的能力可能会受到重大 不利影响。

We may be subject to fine due to our insufficient payment of the social insurance and housing fund of the employees.

我们可能会因为员工社保和住房公积金缴纳不足而被罚款。

Pursuant to the Social Insurance Law of the PRC, as amended on December 29, 2018,and the Regulation on the Administration of Housing Accumulation Funds, as amended on March 24, 2019, employers in China shall register with relevant social insurance agency and relevant housing provident fund management center and open special housing provident fund accounts for each of their employees, and pay contributions to the social insurance plan and the housing provident fund for their employees, such contribution amount payable shall be calculated based on the employee’s actual salary in accordance with the relevant regulations. In case the employer failed to make sufficient payment of the social insurance, it may be subject to fine up to 3 times of the insufficient amount and pay late fees. If the employer failed to register with relevant housing provident fund management center or failed to open special housing provident fund accounts for the employees within the ordered time limit, a fine of not less than RMB10,000 nor more than RMB50,000 may be imposed. In addition, if the employer fails to pay sufficient contributions to housing provident fund as required, the housing provident fund management center shall order it to make the payment and deposit within a prescribed time limit; where the payment has not been made after the expiration of the time limit, the housing provident fund management center may request the people’s court for compulsory enforcement. On July 20, 2018, the General Office of the Communist Party of China and the General Office of the State Council jointly issued the Reform Plan on Tax Collection and Administration Systems for Local Offices of the State Administration of Taxation and Local Taxation Bureaus, according to which the collection and administration of social insurance will be transferred from the social insurance departments to competent tax authorities, and the supervision over the payment of social insurance will be significantly strengthened in the way that an enterprise must pay social insurance for its employees based on their overall salary at certain legally required rates. If we are fined due to insufficient payment of the social insurance and housing fund of the employees, our business operations could be materially and adversely affected.

根据2018年12月29日修订的《中华人民共和国社会保险法》和2019年3月24日修订的《住房公积金管理条例》，中国的用人单位应当在有关社会保险经办机构和有关住房公积金管理中心登记，为每名职工开立住房公积金专门账户，为职工缴纳社会保险计划和住房公积金。缴纳的出资金额按照有关规定，以员工的实际工资为基础计算。未足额缴纳社会保险的，可处以足额3倍以下的罚款，并缴纳滞纳金。用人单位未按照规定的期限向有关住房公积金管理中心登记或者未为职工开立住房公积金专用账户的，可以处一万元以上五万元以下的罚款。另外，用人单位未按规定缴存住房公积金的，由住房公积金管理中心责令其限期缴存;逾期不缴纳的，住房公积金管理中心可以请求人民法院强制执行。2018年7月20日，中共办公厅、国务院办公厅联合印发《国家税务总局、地方税务局地方机关税收征管体制改革方案》，将社会保险征管工作由社会保险部门划归主管税务机关;大大加强对社会保险缴纳的监管，企业必须按 照职工工资总额和法定费率为职工缴纳社会保险。如果我们因员工社保和住房公积金缴纳不足而被罚款，我们的业务运营可能会受到重大不利影响。

You may face difficulties in protecting your interests and exercising your rights as a stockholder of ours since we conduct substantially all of our operations in China and all of our officers and directors reside in China.

您可能在保护您的利益和行使您作为我们股东的权利方面面临困难，因为我们几乎所有的业务都在中国开展，我们所有的管理人员和董事都居住在中国。

We conduct substantially all of our operations in China through Shuhai Beijing, the consolidated VIE in China. All of our current officers and directors reside outside the United States and substantially all of the assets of those persons are located outside of the United States. Because of this factor, it may be difficult for you to conduct due diligence on our company, our executive officers or directors and attend stockholder meetings if the meetings are held in China. As a result, our public stockholders may have more difficulty in protecting their interests through actions against our management, directors or major stockholders than would stockholders of a corporation doing business entirely or predominantly within the United States.

我们在中国的所有业务基本上都是通过舒海北京(中国合并的VIE)进行的。我们所有的现任官员和董事都居住在美国境外，这些人的大部分资产都位于美国境外。由于这一因素，您可能难以对我们公司、我们的高管或董事进行尽职调查，也难以参加在中国举行的股东大会。因此，与完全或主要在美国开展业务的公司的股东相比，我们的公众股东可能更难通过对我们的管理层、董事或主要股东采取行动来保护他们的利益。

You may experience difficulties in protecting your rights through the United States courts.

在通过美国法院保护您的权利时，您可能会遇到困难。

Currently, substantially all of our operations are conducted in China and substantially all of our assets are located in China. All of our officers are nationals or residents of the PRC and a substantial portion of their assets are located outside the United States. As a result, it may be difficult for a stockholder to effect service of process within the United States upon these persons, or to enforce judgments against us which are obtained in United States courts, including judgments predicated upon the civil liability provisions of the securities laws of the United States or any state in the United States.

目前，我们基本上所有的业务都在中国进行，我们基本上所有的资产都位于中国。我们所有的管理人员都是中华人民共和国的国民或居民，他们的大部分资产位于美国境外。因此，股东可能难以在美国境内向这些人送达诉讼程序，或执行在美国法院获得的针对我们的判决，包括基于美国或美国任何州证券法民事责任条款的判决。

In addition, it may be difficult or impossible for you to effect service of process within the United States upon us our directors and officers in the event that you believe that your rights have been violated under United States securities laws or otherwise. Even if you are successful in effecting service of process and bringing an action of this kind, the laws of China may render you unable to enforce a judgment against our assets or the assets of our directors and officers. There is no statutory recognition in the PRC of judgments obtained in the United States.

此外，如果您认为根据美国证券法或其他法律，您的权利受到侵犯，您可能难以或不可能在美国境内向我们的董事和高级职员提供程序服务。即使贵方成功送达程序并提起此类诉讼，中国法律也可能使贵方无法执行针对我方或我方董事和高级职员资产的判决。在美国取得的判决在中国没有法定承认。

Increases in labor costs in the PRC may adversely affect our business and our profitability.

中国劳动力成本的增加可能会对我们的业务和盈利能力产生不利影响。

The economy of China has been experiencing significant growth, leading to inflation and increased labor costs. China’s overall economy and the average wage in the PRC are expected to continue to grow. Future increases in China’s inflation and material increases in the cost of labor may materially and adversely affect our profitability and results of operations.

中国经济一直在经历显著增长，导致通货膨胀和劳动力成本上升。中国的整体经济和中国的平均工资预计将继续增长。未来中国通货膨胀的增加和劳动力成本的实质性增加可能会对我们的盈利能力和运营结果产生重大不利影响。

Our auditor is headquartered in the United States, and is subject to inspection by the PCAOB on a regular basis. To the extent that our independent registered public accounting firm’s audit documentation related to their audit reports for our company become located in China, the PCAOB may not be able inspect such audit documentation and, as such, you may be deprived of the benefits of such inspection and our common stock could be delisted from the stock exchange pursuant to the Holding Foreign Companies Accountable Act and Accelerating Holding Foreign Companies Accountable Act.

 我们的审计师总部设在美国，并定期接受PCAOB的检查。如果我们的独立注册会计师事务所对我们公司的审计报告相关的审计文件位于中国，PCAOB可能无法检查该审计文件，因此，您可能被剥夺了该检查的好处，并且我们的普通股可能会根据《控股外国公司问责法》和《加速控股外国公司问责法》从证券交易所摘牌。

Our independent registered public accounting firm issued an audit opinion on the financial statements included in this report filed with the SEC and will issue audit reports related to our company in the future. As auditors of companies that are traded publicly in the United States and a firm registered with the PCAOB, our auditor is required by the laws of the United States to undergo regular inspections by the PCAOB. However, to the extent that our auditor’s work papers become located in China, such work papers will not be subject to inspection by the PCAOB because the PCAOB is currently unable to conduct inspections without the approval of the Chinese authorities. Inspections of certain other firms that the PCAOB has conducted outside of China have identified deficiencies in those firms’ audit procedures and quality control procedures, which may be addressed as part of the inspection process to improve future audit quality. On December 2, 2021, the Securities and Exchange Commission adopted amendments to finalize rules implementing the submission and disclosure requirements in the HFCAA. We are required by the HFCAA to have an auditor that is subject to the inspection by the PCAOB. Pursuant to the HFCAA, the PCAOB issued a Determination Report on December 16, 2021, which found that the PCAOB was unable to inspect or investigate completely certain named registered public accounting firms headquartered in mainland China and Hong Kong. Our independent registered public accounting firm is headquartered in the United States and in particular, the State of New York and has been inspected by the PCAOB on a regular basis and as such, it is not affected by or subject to the PCAOB’s Determination Report. To the extent this status changes in the future and our auditor’s audit documentation related to their audit reports for our company becomes outside of the inspection by the PCAOB, our common stock could be delisted from the stock exchange pursuant to the Holding Foreign Companies Accountable Act.

我们独立的注册会计师事务所就本报告中包含的财务报表向SEC提交了审计意见，并将在未来发布与我们公司相关的审计报告。作为在美国公开交易的公司和在PCAOB注册的公司的审计师，我们的审计师按照美国法律的要求接受PCAOB的定期检查。然而，如果我们的审计工作底稿位于中国，该等工作底稿将不会受到PCAOB的检查，因为PCAOB目前无法在没有中国当局批准的情况下进行检查。PCAOB在中国境外对其他事务所进行的检查发现，这些事务所的审计程序和质量控制程序存在缺陷，这些缺陷可能会作为检查过程的一部分加以解决，以提高未来的审计质量。2021年12月2日，美国证券交易委员会通过了修正案，最终确定了实施HFCAA中提交和披露要求的规则。HFCAA要求我们有一个接受PCAOB检查的审计员。根据《HFCAA》，PCAOB于2021年12月16日发布了一份裁定报告，该报告发现PCAOB无法完全检查或调查总部位于中国大陆和香港的某些指 定注册会计师事务所。我们的独立注册会计师事务所总部位于美国，特别是纽约州，并已接受PCAOB的定期检查，因此，它不受PCAOB的决定报告的影响或约束。如果这种状况在未来发生变化，并且我们的审计师对我们公司的审计报告相关的审计文件不在PCAOB的检查范围之内，我们的普通股可能会根据《外国控股公司责任法案》从证券交易所退市。

Our securities may be prohibited from trading on a national exchange or over-the-counter in the United States under the Holding Foreign Companies Accountable Act, if the PCAOB determines that it cannot inspect or fully investigate our auditors for three consecutive years beginning in 2021. As a result, an exchange may determine to delist our securities. On June 22, 2021, the U.S. Senate passed the Accelerating Holding Foreign Companies Accountable Act, which, if signed into law, would decrease the number of non-inspection years for foreign companies to comply with PCAOB audits from three to two, thus reducing the time period before their securities may be prohibited from trading or delisted.

如果PCAOB确定自2021年起连续三年无法对我们的审计师进行检查或全面调查，根据《外国控股公司责任法案》，我们的证券可能被禁止在美国国内交易所或场外交易。因此，交易所可能决定将我们的证券摘牌。2021年6月22日，美国参议院通过了《加速追究外国公司责任法案》(Accelerating Holding Foreign Companies accountability Act)，该法案一旦签署成为法律，将把外国公司遵守PCAOB审计的不检查年限从三年减少到两年，从而缩短其证券被禁止交易或退市的时间。

In light of recent events indicating greater oversight by the CAC over data security, we may be subject to a variety of PRC laws and other obligations regarding cybersecurity and data protection, and any failure to comply with applicable laws and obligations could have a material adverse effect on our business and our securities.

鉴于最近发生的事件表明中国网信办加强了对数据安全的监督，我们可能要遵守各种有关网络安全和数据保护的中国法律和其他义务，任何未能遵守适用法律和义务的行为都可能对我们的业务和证券产生重大不利影响。

Since 2021, the Chinese government has strengthened its anti-monopoly supervision, mainly in three aspects: (1) establishing the National Anti-Monopoly Bureau; (2) revising and promulgating anti-monopoly laws and regulations, including: the Anti-Monopoly Law (draft Amendment published on October 23, 2021 for public opinions), the anti-monopoly guidelines for various industries, and the detailed Rules for the Implementation of the Fair Competition Review System; and (3) expanding the anti-monopoly law enforcement targeting Internet companies and large enterprises. As of the date of this report, the Chinese government’s recent statements and regulatory actions related to anti-monopoly concerns have not impacted our ability to conduct business, accept foreign investments, or list on a U.S. or other foreign exchange because neither the Company nor its PRC operating entities engage in monopolistic behaviors that are subject to these statements or regulatory actions.

自2021年以来，中国政府加强了反垄断监管，主要有三个方面:(1)成立了国家反垄断局;(2)修订颁布反垄断法律法规，包括:《反垄断法》(修订草案2021年10月23日公布征求意见稿)、各行业反垄断指南、《公平竞争审查制度实施细则》;(3)扩大针对互联网公司和大型企业的反垄断执法。截至本报告发布之日，中国政府最近有关反垄断问题的声明和监管行动并未影响我们开展业务、接受外国投资或在美国或其他外汇市场上市的能力，因为公司及其中国经营实体均未参与受这些声明或监管行动约束的垄断行为。

On November 14, 2021, the Cyberspace Administration of China (“CAC”) released the Regulations on the Network Data Security Management (Draft for Comments), or the Data Security Management Regulations Draft, to solicit public opinion and comments till December 13, 2021, which has not been promulgated as of the date of this report. Pursuant to the Data Security Management Regulations Draft, data processors holding more than one million users/users’ individual information shall be subject to cybersecurity review before listing abroad. Data processing activities refers to activities such as the collection, retention, use, processing, transmission, provision, disclosure, or deletion of data. According to the latest amended Cybersecurity Review Measures, which was promulgated on November 16, 2021 and became effective on February 15, 2022, an online platform operator holding more than one million users/users’ individual information shall be subject to cybersecurity review before listing abroad.

中国网信办于2021年11月14日发布了《网络数据安全管理条例(征求意见稿)》，即《数据安全管理条例(征求意见稿)》，向社会公开征求意见，截止2021年12月13日，截至本报告撰写之日，该条例尚未公布。根据《数据安全管理条例(征求意见稿)》，持有100万以上用户/用户个人信息的数据处理企业在境外上市前，应当接受网络安全审查。数据处理活动是指数据的收集、保留、使用、处理、传输、提供、披露或删除等活动。根据最新修订的《网络安全审查办法》于2021年11月16日颁布，并于2022年2月15日起施行，持有100万用户/用户个人信息以上的网络平台经营者在境外上市前须接受网络安全审查。

As of the date of this report, Datasea, its subsidiaries, the VIE and VIE’s subsidiaries have not received any notice from any authorities requiring the PRC subsidiaries to go through cybersecurity review or network data security review by the CAC. Given that Datasea, its subsidiaries, the VIE and VIE’s subsidiaries do not possess personal data of at least one million individual clients and do not collect data that affects or may affect national security in their business operations as of the date of this report and do not anticipate that they will be collecting over one million users’ personal information or data that affects or may affect national security in the near future. There remains uncertainty, however, as to how the Cybersecurity Review Measures and the Security Administration Draft will be interpreted or implemented and whether the PRC regulatory agencies, including the CAC, may adopt new laws, regulations, rules, or detailed implementation and interpretation related to the Cybersecurity Review Measures and the Security Administration Draft. If any such new laws, regulations, rules, or implementation and interpretation come into effect, we will take all reasonable measures and actions to comply and to minimize the adverse effect of such laws on us. We cannot guarantee, however, that we will not be subject to cybersecurity review and network data security review in the future, which could materially and adversely affect our business, financial conditions, and results of operations.

截至本报告发布之日，Datasea、其子公司、VIE及VIE的子公司未收到任何主管部门要求其中国子公司通过网信办网络安全审查或网络数据安全审查的通知。鉴于Datasea、其子公司、VIE及VIE的子公司不拥有至少100万个人客户的个人数据，截至本报告发布之日，在其业务运营中不收集影响或可能影响国家安全的数据，且预计在不久的将来不会收集影响或可能影响国家安全的超过100万用户的个人信息或数据。然而，对于《网络安全审查办法》和《安全管理草案》将如何解释或实施，以及包括网信办在内的中国监管机构是否可能采用与《网络安全审查办法》和《安全管理草案》相关的新法律、法规、规章或详细实施和解释，仍存在不确定性。如果任何该等新的法律、法规、规章或实施和解释生效，我们将采取一切合理措施和行动遵守该等法律，并尽量减少该等法律对我们的不利影响。然而，我们不能保证我们将来不会受到网络安全审查和网络数据安全审查，这可能对我们的业务、财务状况和运营结果产生重大不利影响。

Compliance with China’s new Data Security Law, Measures on Cybersecurity Review (revised draft for public consultation), Personal Information Protection Law (second draft for consultation), regulations and guidelines relating to the multi-level protection scheme and any other future laws and regulations may entail significant expenses and could materially affect our business.

遵守中国新的《数据安全法》、《网络安全审查办法(征求意见稿修订)》、《个人信息保护法(征求意见稿二稿)》、与多层次保护方案相关的法规和指南以及任何其他未来的法律法规，可能会产生重大费用，并可能对我们的业务产生重大影响。

China has implemented or will implement rules and is considering a number of additional proposals relating to data protection. China’s new Data Security Law promulgated by the Standing Committee of the National People’s Congress of China in June 2021, or the Data Security Law, will take effect in September 2021. The Data Security Law provides that the data processing activities must be conducted based on “data classification and hierarchical protection system” for the purpose of data protection and prohibits entities in China from transferring data stored in China to foreign law enforcement agencies or judicial authorities without prior approval by the Chinese government. As the Data Security Law has not yet come into effect, we may need to make adjustments to our data processing practices to comply with this law.

中国已经实施或将实施相关规定，并正在考虑一些与数据保护有关的其他建议。中国全国人大常委会于2021年6月颁布的新《数据安全法》(简称《数据安全法》)将于2021年9月起施行。《数据安全法》规定，为了保护数据，数据处理活动必须按照“数据分类和分级保护制度”进行，并禁止在中国境内的实体未经中国政府事先批准，将存储在中国境内的数据转移给外国执法机构或司法机关。由于《数据安全法》尚未生效，我们可能需要调整我们的数据处理方式以遵守该法律。

Additionally, China’s Cyber Security Law, requires companies to take certain organizational, technical and administrative measures and other necessary measures to ensure the security of their networks and data stored on their networks. Specifically, the Cyber Security Law provides that China adopt a multi-level protection scheme (MLPS), under which network operators are required to perform obligations of security protection to ensure that the network is free from interference, disruption or unauthorized access, and prevent network data from being disclosed, stolen or tampered. Under the MLPS, entities operating information systems must have a thorough assessment of the risks and the conditions of their information and network systems to determine the level to which the entity’s information and network systems belong-from the lowest Level 1 to the highest Level 5 pursuant to the Measures for the Graded Protection and the Guidelines for Grading of Classified Protection of Cyber Security. The grading result will determine the set of security protection obligations that entities must comply with. Entities classified as Level 2 or above should report the grade to the relevant government authority for examination and approval.

此外，中国的《网络安全法》要求企业采取一定的组织、技术和管理措施以及其他必要措施，确保其网络和存储在其网络上的数据的安全。具体而言，《网络安全法》规定，中国实行多层次保护制度，要求网络运营者履行安全保护义务，确保网络不受干扰、破坏或未经授权访问，防止网络数据被泄露、窃取或篡改。根据MLPS，运营信息系统的实体必须对其信息和网络系统的风险和状况进行全面评估，以确定实体信息和网络系统的级别——根据《分级保护办法》和《网络安全分级保护指南》，从最低一级到最高五级。评级结果将确定实体必须遵守的一套安全保护义务。二级以上单位应当报请政府有关部门审批。

Recently, the Cyberspace Administration of China has taken action against several Chinese internet companies in connection with their initial public offerings on U.S. securities exchanges, for alleged national security risks and improper collection and use of the personal information of Chinese data subjects. According to the official announcement, the action was initiated based on the National Security Law, the Cyber Security Law and the Measures on Cybersecurity Review, which are aimed at “preventing national data security risks, maintaining national security and safeguarding public interests.” On July 10, 2021, the Cyberspace Administration of China published a revised draft of the Measures on Cybersecurity Review, expanding the cybersecurity review to data processing operators in possession of personal information of over 1 million users if the operators intend to list their securities in a foreign country.

最近，中国国家互联网信息办公室对几家中国互联网公司在美国证券交易所首次公开发行(ipo)采取了行动，理由是它们涉嫌存在国家安全风险，以及不当收集和使用中国数据主体的个人信息。根据官方公告，该行动是根据《国家安全法》、《网络安全法》和《网络安全审查办法》发起的，旨在“防范国家数据安全风险，维护国家安全和维护公共利益”。2021年7月10日，中国国家互联网信息办公室发布了《网络安全审查办法》修订草案，将网络安全审查范围扩大到拥有100万用户以上个人信息的数据处理经营者，其证券拟在境外上市。

It is unclear at the present time how widespread the cybersecurity review requirement and the enforcement action will be and what effect they will have on the life sciences sector generally and the Company in particular. China’s regulators may impose penalties for non-compliance ranging from fines or suspension of operations, and this could lead to us delisting from the U.S. stock market.

目前尚不清楚网络安全审查要求和执法行动将有多广泛，以及它们将对整个生命科学行业，特别是公司产生何种影响。中国监管机构可能会对违规行为处以罚款或暂停运营等处罚，这可能导致我们从美国股市退市。

In addition, our securities may be prohibited from trading on a national exchange or over-the-counter in the United States under the Holding Foreign Companies Accountable Act, if the PCAOB determines that it cannot inspect or fully investigate our auditors for three consecutive years beginning in 2021. As a result, an exchange may determine to delist our securities. On June 22, 2021, the U.S. Senate passed the Accelerating Holding Foreign Companies Accountable Act, which, if signed into law, would decrease the number of non-inspection years for foreign companies to comply with PCAOB audits from three to two, thus reducing the time period before their securities may be prohibited from trading or delisted.

此外，如果PCAOB确定自2021年起连续三年无法对我们的审计师进行检查或全面调查，根据《外国控股公司责任法案》，我们的证券可能被禁止在美国国内交易所或场外交易。因此，交易所可能决定将我们的证券摘牌。2021年6月22日，美国参议院通过了《加速追究外国公司责任法案》(Accelerating Holding Foreign Companies accountability Act)，该法案一旦签署成为法律，将把外国公司遵守PCAOB审计的不检查年限从三年减少到两年，从而缩短其证券被禁止交易或退市的时间。

Also, on August 20, 2021, the National People’s Congress passed the Personal Information Protection Law, which will be implemented on November 1, 2021. The law creates a comprehensive set of data privacy and protection requirements that apply to the processing of personal information and expands data protection compliance obligations to cover the processing of personal information of persons by organizations and individuals in China, and the processing of personal information of persons in China outside of China if such processing is for purposes of providing products and services to, or analyzing and evaluating the behavior of, persons in China. The law also proposes that critical information infrastructure operators and personal information processing entities who process personal information meeting a volume threshold to-be-set by Chinese cyberspace regulators are also required to store in China personal information generated or collected in China, and to pass a security assessment administered by Chinese cyberspace regulators for any export of such personal information. Lastly, the draft contains proposals for significant fines for serious violations of up to RMB 50 million or 5% of annual revenues from the prior year.

此外，2021年8月20日，全国人民代表大会通过了《个人信息保护法》，该法将于2021年11月1日实施。该法律制定了一套全面的数据隐私和保护要求，适用于个人信息的处理，并扩大了数据保护合规义务，以涵盖中国境内的组织和个人对个人信息的处理，以及中国境外对中国境内人员的个人信息的处理，如果此类处理的目的是为以下目的提供产品和服务，或分析和评估以下行为:在中国的人。该法还提出，关键信息基础设施运营商和处理个人信息的个人信息处理实体，如果处理的个人信息达到中国网络空间监管机构设定的数量门槛，也必须将在中国产生或收集的个人信息存储在中国，并通过中国网络空间监管机构对此类个人信息出口的安全评估。最后，草案还建议对严重违规行为处以最高5000万元人民币或上年度收入5%的巨额罚款。

Interpretation, application and enforcement of these laws, rules and regulations evolve from time to time and their scope may continually change, through new legislation, amendments to existing legislation and changes in enforcement. Compliance with the Cyber Security Law and the Data Security Law could significantly increase the cost to us of providing our service offerings, require significant changes to our operations or even prevent us from providing certain service offerings in jurisdictions in which we currently operate or in which we may operate in the future. Despite our efforts to comply with applicable laws, regulations and other obligations relating to privacy, data protection and information security, it is possible that our practices, offerings or platform could fail to meet all of the requirements imposed on us by the Cyber Security Law, the Data Security Law and/or related implementing regulations. Any failure on our part to comply with such law or regulations or any other obligations relating to privacy, data protection or information security, or any compromise of security that results in unauthorized access, use or release of personally identifiable information or other data, or the perception or allegation that any of the foregoing types of failure or compromise has occurred, could damage our reputation, discourage new and existing counterparties from contracting with us or result in investigations, fines, suspension or other penalties by Chinese government authorities and private claims or litigation, any of which could materially adversely affect our business, financial condition and results of operations. Even if our practices are not subject to legal challenge, the perception of privacy concerns, whether or not valid, may harm our reputation and brand and adversely affect our business, financial condition and results of operations. Moreover, the legal uncertainty created by the Data Security Law and the recent Chinese government actions could materially adversely affect our ability, on favorable terms, to raise capital, including engaging in follow-on offerings of our securities in the U.S. market or the Stock Exchange of Hong Kong.

这些法律、规则及规例的解释、适用及执行会不时演变，而其范围亦会透过新法例、修订现行法例及更改执行方式而不断改变。遵守《网络安全法》和《数据安全法》可能会显著增加我们提供服务产品的成本，要求我们对运营进行重大变更，甚至阻止我们在我们目前或未来可能运营的司法管辖区提供某些服务产品。尽管我们努力遵守与隐私、数据保护和信息安全相关的适用法律、法规和其他义务，但我们的做法、产品或平台仍有可能无法满足《网络安全法》、《数据安全法》和/或相关实施法规对我们提出的所有要求。如果我方未能遵守此类法律或法规或任何与隐私、数据保护或信息安全相关的其他义务，或因安全方面的任何损害而导致未经授权的访问、使用或发布个人身份信息或其他数据，或认为或指控发生了上述任何类型的失败或损害，都可能损害我方的声誉。阻止新的和现有的交易对手与我们签订合同，或导致中国政府当局的调查、罚款、暂停或其他处罚，以及私人索赔或诉讼，任何一种都可能对我们的业务、财务状况和运营结果产生重大不利影响。即使我们的做法没有受到法律挑战，对隐私问题的看法，无论是否有效，都可能损害我们的声誉和品牌，并对我们的业务、 财务状况和运营结果产生不利影响。此外，《数据安全法》造成的法律不确定性和中国政府最近的行动可能会对我们以有利条件筹集资金的能力产生重大不利影响，包括在美国市场或香港联交所进行后续证券发行。

On November 14, 2021, the Cyberspace Administration of China released the Regulations on the Network Data Security Management (Draft for Comments), or the Data Security Management Regulations Draft, to solicit public opinion and comments till December 13, 2021, which has not been promulgated as of the date of this report. Pursuant to the Data Security Management Regulations Draft, data processors holding more than one million users/users’ individual information shall be subject to cybersecurity review before listing abroad. Data processing activities refers to activities such as the collection, retention, use, processing, transmission, provision, disclosure, or deletion of data. According to the latest amended Cybersecurity Review Measures, which was promulgated on November 16, 2021 and became effective on February 15, 2022, an online platform operator holding more than one million users/users’ individual information shall be subject to cybersecurity review before listing abroad.

中国网信办于2021年11月14日发布《网络数据安全管理条例(征求意见稿)》(简称《数据安全管理条例草案》)向社会公开征求意见，截止2021年12月13日，截至本报告撰写之日，该条例尚未公布。根据《数据安全管理条例(征求意见稿)》，持有100万以上用户/用户个人信息的数据处理企业在境外上市前，应当接受网络安全审查。数据处理活动是指数据的收集、保留、使用、处理、传输、提供、披露或删除等活动。根据最新修订的《网络安全审查办法》于2021年11月16日颁布，并于2022年2月15日起施行，持有100万用户/用户个人信息以上的网络平台经营者在境外上市前须接受网络安全审查。

As of the date of this report, Datasea, its subsidiaries and VIE entities have not received any notice from any authorities requiring the PRC subsidiaries to go through cybersecurity review or network data security review by the CAC. Given that the PRC subsidiaries do not possess personal data of at least one million individual clients and do not collect data that affects or may affect national security in their business operations as of the date of this report and do not anticipate that they will be collecting over one million users’ personal information or data that affects or may affect national security in the near future. There remains uncertainty, however, as to how the Cybersecurity Review Measures and the Security Administration Draft will be interpreted or implemented and whether the PRC regulatory agencies, including the CAC, may adopt new laws, regulations, rules, or detailed implementation and interpretation related to the Cybersecurity Review Measures and the Security Administration Draft. If any such new laws, regulations, rules, or implementation and interpretation come into effect, we will take all reasonable measures and actions to comply and to minimize the adverse effect of such laws on us. We cannot guarantee, however, that we will not be subject to cybersecurity review and network data security review in the future, which could materially and adversely affect our business, financial conditions, and results of operations.

截至本报告发布之日，Datasea、其子公司和VIE实体未收到任何主管部门的通知，要求其中国子公司通过网信办的网络安全审查或网络数据安全审查。鉴于截至本报告发布之日，中国子公司不拥有至少100万个人客户的个人数据，也不会在其业务运营中收集影响或可能影响国家安全的数据，并且预计它们不会在不久的将来收集影响或可能影响国家安全的超过100万用户的个人信息或数据。然而，对于《网络安全审查办法》和《安全管理草案》将如何解释或实施，以及包括网信办在内的中国监管机构是否可能采用与《网络安全审查办法》和《安全管理草案》相关的新法律、法规、规章或详细实施和解释，仍存在不确定性。如果任何该等新的法律、法规、规章或实施和解释生效，我们将采取一切合理措施和行动遵守该等法律，并尽量减少该等法律对我们的不利影响。然而，我们不能保证我们将来不会受到网络安全审查和网络数据安全审查，这可能对我们的业务、财务状况和运营结果产生重大不利影响。

We may be subject to intellectual property infringement claims, which may force us to incur substantial legal expenses and, if determined adversely to us, materially disrupt our business.

我们可能会受到知识产权侵权索赔，这可能会迫使我们承担大量的法律费用，如果确定对我们不利，我们的业务将受到重大影响

Internet and technology companies are frequently involved in litigation based on allegations of infringement of intellectual property rights, unfair competition, invasion of privacy, defamation and other violations of third-party rights. The validity, enforceability and scope of protection of intellectual property in Internet-related industries, particularly in China, are uncertain and still evolving. In addition, many parties are actively developing and seeking protection for Internet-related technologies, including seeking patent protection. There may be patents issued or pending that are held by others that cover significant aspects of our technologies, products, business methods or services. As we face increasing competition and as litigation becomes more common in China in resolving commercial disputes, we face a higher risk of being the subject of intellectual property infringement claims.

互联网和科技公司经常因侵犯知识产权、不正当竞争、侵犯隐私、诽谤和其他侵犯第三方权利的指控而卷入诉讼。在互联网相关行业，特别是在中国，知识产权保护的有效性、可执行性和范围是不确定的，而且仍在不断发展。此外，各方都在积极开发和寻求互联网相关技术的保护，包括寻求专利保护。其他人可能持有已颁发或正在申请的专利，这些专利涵盖了我们的技术、产品、商业方法或服务的重要方面。随着我们面临日益激烈的竞争，以及在中国解决商业纠纷的诉讼越来越普遍，我们面临着成为知识产权侵权索赔主体的更高风险。

In particular, if we are found to have violated the intellectual property rights of others, we may be enjoined from using such intellectual property, may be ordered to pay damages or fines, and may incur licensing fees or be forced to develop alternatives. We may incur substantial expense in defending against third party infringement claims, regardless of their merit. Successful infringement claims against us may result in substantial monetary liability or may materially disrupt the conduct of our business by restricting or prohibiting our use of the intellectual property in question. Any intellectual property litigation could have a material adverse effect on our business, financial condition or results of operations.

特别是，如果我们被发现侵犯了他人的知识产权，我们可能会被禁止使用该知识产权，可能会被要求支付损害赔偿金或罚款，并可能产生许可费或被迫开发替代方案。无论第三方侵权索赔是否合理，我们都可能在抗辩中产生大量费用。针对我们的侵权索赔如果成功，可能会导致我们承担重大的经济责任，或者可能通过限制或禁止我们使用相关知识产权而严重破坏我们的业务经营。任何知识产权诉讼都可能对我们的业务、财务状况或运营结果产生重大不利影响。

Risks Relating to This Offering and Our Common Stock

与此次发行和我们普通股相关的风险

Our majority stockholders will control our Company for the foreseeable future, including the outcome of matters requiring shareholder approval.

Our officers and directors will have the ability, acting together, to control the election of our directors and the outcome of corporate actions requiring shareholder approval, such as: (i) a merger 、split a share or a sale of our Company, (ii) a sale of all or substantially all of our assets, and (iii) amendments to our articles of incorporation and bylaws. This concentration of voting power and control could have a significant effect in delaying, deferring or preventing an action that might otherwise be beneficial to our other shareholders and be disadvantageous to our shareholders with interests different from those individuals. These individuals also have significant control over our business, policies and affairs as officers and directors of our Company. Decisions can be made directly in accordance with US law. Therefore, you should not invest in reliance on your ability to have any control over our Company.

 我们的管理人员和董事将有能力共同行动，控制我们董事的选举和需要股东批准的公司行为的结果，例如:(i)合并、股票分拆或出售我们的公司，(ii)出售我们的全部或大部分资产，以及(iii)修改我们的公司章程和章程。这种投票权和控制权的集中可能会对延迟、推迟或阻止一项行动产生重大影响，否则该行动可能对我们的其他股东有利，而对与这些个人利益不同的股东不利。这些人作为本公司的官员和董事，对我们的业务、政策和事务具有重大控制权, 可以根据美国法律规定直接做出相关重大决议。因此，你不应该依靠你的能力对我们公司有任何控制。

An active and visible trading market for our common stock may not develop.

我们的普通股可能无法形成一个活跃的、可见的交易市场。

We cannot predict whether an active market for our common stock will develop in the future. In the absence of an active trading market:

 我们无法预测未来我们的普通股市场是否会活跃起来。在没有活跃交易市场的情况下:

●	Investors may have difficulty buying and selling or obtaining market quotations;

●	Market visibility for our common stock may be limited; and

●	A lack of visibility for our common stock may have a depressive effect on the market price for our common stock.

●	投资者可能难以买卖或获得市场报价；

●	我们普通股的市场知名度可能有限；和

●	我们普通股缺乏可见性可能会对我们普通股的市场价格产生抑制作用。

The trading price of our common stock is subject to significant fluctuations in response to variations in quarterly operating results, changes in analysts’ earnings estimates, announcements of innovations by us or our competitors, general conditions in the industry in which we operate and other factors. These fluctuations, as well as general economic and market conditions, may have a material or adverse effect on the market price of our common stock.

我们普通股的交易价格会因季度经营业绩的变化、分析师收益预测的变化、我们或我们的竞争对手宣布的创新、我们经营所在行业的一般情况以及其他因素而发生重大波动。这些波动，以及总体经济和市场状况，可能对我们普通股的市场价格产生重大或不利的影响。

The market price for our common stock may be volatile.

我们普通股的市场价格可能会波动。

The market price for our common stock may be volatile and subject to wide fluctuations due to factors such as:

由于下列因素，我们普通股的市场价格可能会剧烈波动:

●	the perception of U.S. investors and regulators of U.S. listed Chinese companies;

●	actual or anticipated fluctuations in our quarterly operating results;

●	changes in financial estimates by securities research analysts;

●	negative publicity, studies or reports;

●	conditions in Chinese and global cybersecurity product markets;

●	our capability to match and compete with technology innovations in the industry;

●	changes in the economic performance or market valuations of other companies in the same industry;

●	announcements by us or our competitors of acquisitions, strategic partnerships, joint ventures or capital commitments;

●	addition or departure of key personnel;

●	fluctuations of exchange rates between RMB and the U.S. dollar; and

●	general economic or political conditions in or impacting China. Development of COVID-19

●	美国投资者和监管机构对在美上市的中国公司的看法；

●	我们季度经营业绩的实际或预期波动；

●	证券研究分析师的财务估计变化；

●	负面宣传、研究或报告；

●	中国和全球网络安全产品市场的状况；

●	我们与行业技术创新相匹配和竞争的能力；

●	同行业其他公司的经济表现或市场估值的变化；

●	我们或我们的竞争对手宣布收购、战略合作伙伴关系、合资企业或资本承诺；

●	关键人员的增加或离职；

●	人民币兑美元汇率的波动；和

●	中国境内或影响中国的一般经济或政治状况。

新冠肺炎的发展

In addition, the securities market has from time to time experienced significant price and volume fluctuations that are not related to the operating performance of particular companies. These market fluctuations may also materially and adversely affect the market price of our common stock.

此外，证券市场不时经历与特定公司经营业绩无关的重大价格和成交量波动。这些市场波动也可能对我们普通股的市场价格产生重大不利影响。

Our common stock is thinly traded and you may be unable to sell at or near ask prices or at all if you need to sell your shares to raise money or otherwise desire to liquidate your shares.

我们的普通股交易清淡，如果您需要出售您的股票以筹集资金或以其他方式清算您的股票，您可能无法以要价或接近要价出售或根本无法出售。

Our common stock is “thinly-traded,” meaning that the number of persons interested in purchasing our common stock at or near bid prices at any given time may be relatively small or non-existent. This situation may be attributable to a number of factors, including the fact that we are relatively unknown to stock analysts, stock brokers, institutional investors and others in the investment community that generate or influence sales volume, and that even if we came to the attention of such persons, they tend to be risk-averse and might be reluctant to follow an unproven company such as ours or purchase or recommend the purchase of our shares until such time as we became more seasoned. As a consequence, there may be periods of several days or more when trading activity in our shares is minimal or non-existent, as compared to a seasoned issuer which has a large and steady volume of trading activity that will generally support continuous sales without an adverse effect on share price. Broad or active public trading market for our common stock may not develop or be sustained.

我们的普通股“交易清淡”，这意味着在任何给定时间以出价或接近出价购买我们普通股的人数可能相对较少或根本不存在。这种情况可能是由于许多因素,包括这样一个事实:我们相对不知名的股票分析师、股票经纪人、机构投资者和其他人在投资界,生成或影响销量,而且即使我们来到这样的人的注意,他们倾向于规避风险,可能不愿跟随一个未经证实的公司如我们或购买或推荐购买股票直到我们变得更加老练。因此，与经验丰富的发行人相比，可能会有几天或更长时间，我们的股票交易活动很少或不存在，而经验丰富的发行人有大量稳定的交易活动，通常会支持持续销售，而不会对股价产生不利影响。我们普通股的广泛或活跃的公开交易市场可能无法发展或维持。

Our common stock may be considered a “penny stock,” and thereby be subject to additional sale and trading regulations that may make it more difficult to sell.

我们的普通股可能被认为是“便士股票”，因此受到额外的销售和交易规定的约束，这可能使其更难出售。

Our common stock may be considered to be a “penny stock” if it does not qualify for one of the exemptions from the definition of “penny stock” under Section 3a51-1 of the Exchange Act, as amended. Our common stock may be a “penny stock” if it meets one or more of the following conditions: (i) the stock trades at a price less than $5.00 per share; (ii) it is NOT traded on a “recognized” national exchange; (iii) it is not quoted on the NASDAQ Capital Market, or even if so, has a price less than $5.00 per share; or (iv) is issued by a company that has been in business less than three years with net tangible assets less than $5 million. The principal result or effect of being designated a “penny stock” is that securities broker-dealers participating in sales of our common stock will be subject to the “penny stock” regulations set forth in Rules 15-2 through 15g-9 promulgated under the Exchange Act. For example, Rule 15g-2 requires broker-dealers dealing in penny stocks to provide potential investors with a document disclosing the risks of penny stocks and to obtain a manually signed and dated written receipt of the document at least two business days before effecting any transaction in a penny stock for the investor’s account. Moreover, Rule 15g-9 requires broker-dealers in penny stocks to approve the account of any investor for transactions in such stocks before selling any penny stock to that investor. This procedure requires the broker-dealer to: (i) obtain from the investor information concerning his or her financial situation, investment experience and investment objectives; (ii) reasonably determine, based on that information, that transactions in penny stocks are suitable for the investor and that the investor has sufficient knowledge and experience as to be reasonably capable of evaluating the risks of penny stock transactions; (iii) provide the investor with a written statement setting forth the basis on which the broker-dealer made the determination in (ii) above; and (iv) receive a signed and dated copy of such statement from the investor, confirming that it accurately reflects the investor’s financial situation, investment experience and investment objectives. Compliance with these requirements may make it more difficult and time consuming for holders of our common stock to resell their shares to third parties or to otherwise dispose of them in the market or otherwise.

如果我们的普通股不符合经修订的《交易法》第3a51-1条对“低价股”定义的豁免之一，则可能被视为“低价股”。如果我们的普通股符合以下一项或多项条件，它可能是“低价股”:(i)股票交易价格低于每股5.00美元;(ii)未在“公认的”国家交易所进行交易;(iii)未在纳斯达克资本市场报价，或即使在纳斯达克资本市场报价，其价格也低于每股5.00美元;或(iv)由营业未满三年且有形净资产低于500万美元的公司发行。被指定为“低价股”的主要结果或影响是，参与销售我们普通股的证券经纪自营商将受到《交易法》颁布的规则15-2至15g-9所规定的“低价股”规定的约束。例如，规则15g-2要求交易低价股的经纪自营商向潜在投资者提供一份披露低价股风险的文件，并在为投资者账户进行任何低价股交易之前至少两个工作日获得一 份手工签署和注明日期的书面收据。此外，规则15g-9要求低价股经纪交易商在向任何投资者出售任何低价股之前，必须批准任何投资者交易此类股票的账户。这一程序要求经纪自营商:(i)从投资者那里获得有关其财务状况、投资经验和投资目标的信息;(ii)根据该等信息，合理确定低价股交易适合该投资者，并且该投资者有足够的知识和经验，能够合理地评估低价股交易的风险;(iii)向投资者提供一份书面声明，说明经纪自营商作出上述(ii)项决定的依据;(iv)收到投资者签署并注明日期的声明副本，确认其准确反映了投资者的财务状况、投资经验和投资目标。遵守这些要求可能会使我们的普通股持有人将其股份转售给第三方或以其他方式在市场上或以其他方式处置它们变得更加困难和耗时。

FINRA sales practice requirements may also limit your ability to buy and sell shares of our common stock, which could depress the price of shares of our common stock.

美国金融业监管局的销售惯例要求也可能限制你买卖我们普通股的能力，这可能会压低我们普通股的价格。

FINRA rules require broker-dealers to have reasonable grounds for believing that an investment is suitable for a customer before recommending that investment to the customer. Prior to recommending speculative low-priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer’s financial status, tax status and investment objectives, among other things. Under interpretations of these rules, FINRA believes that there is a high probability such speculative low-priced securities will not be suitable for at least some customers. Thus, FINRA requirements make it more difficult for broker-dealers to recommend that their customers buy our common stock, which may limit your ability to buy and sell shares of our common stock, have an adverse effect on the market for shares of our common stock, and thereby depress price of our common stock.

美国金融业监管局规定，经纪自营商在向客户推荐某项投资之前，必须有合理的理由相信该投资适合客户。在向其非机构客户推荐投机性低价证券之前，经纪自营商必须尽合理努力获取客户的财务状况、税务状况和投资目标等信息。根据对这些规则的解释，FINRA认为，这种投机性的低价证券很可能不适合至少一些客户。因此，美国金融业监管局的要求使经纪自营商更难推荐他们的客户购买我们的普通股，这可能会限制你买卖我们普通股的能力，对我们普通股的市场产生不利影响，从而压低我们普通股的价格。

Potential future sales under Rule 144 may depress the market price for our common stock.

根据第144条规则，潜在的未来销售可能会压低我们普通股的市场价格。

In general, under Rule 144, a person who has satisfied a minimum holding period of between six months to one-year, as well as meeting any other applicable requirements of Rule 144, may thereafter sell such shares publicly. Therefore, the possible sale of unregistered shares may, in the future, have a depressive effect on the price of our common stock in the over-the-counter market.

一般而言，根据第144条规则，符合6个月至1年的最低持有期，以及符合第144条规则的任何其他适用要求的人，可以在此后公开出售该等股票。因此，未来可能出售的未记名股票可能会对我们的普通股在场外交易市场的价格产生抑制作用。

Volatility in our common stock price may subject us to securities litigation.

The market for our common stock may have, when compared to seasoned issuers, significant price volatility and we expect that our share price may continue to be more volatile than that of a seasoned issuer for the indefinite future. In the past, plaintiffs have often initiated securities class action litigation against a company following periods of volatility in the market price of its securities. We may, in the future, be the target of similar litigation. Securities litigation could result in substantial costs and liabilities and could divert management’s attention and resources.

We are not likely to pay cash dividends in the foreseeable future.

普通股价格的波动可能使我们面临证券诉讼

We currently intend to retain any future earnings for use in the operation and expansion of our business. Accordingly, we do not expect to pay any cash dividends in the foreseeable future, but will review this policy as circumstances dictate. Should we determine to pay dividends in the future, our ability to do so will depend upon the receipt of dividends or other payments from Shuhai Beijing. Shuhai Beijing may, from time to time, be subject to restrictions on its ability to make distributions to us, including restrictions on the conversion of RMB into U.S. dollars or other hard currency and other regulatory restrictions.

与经验丰富的发行人相比，我们的普通股市场可能会有显著的价格波动，我们预计，在不确定的未来，我们的股价可能会继续比经验丰富的发行人更不稳定。过去，原告通常会在一家公司的证券市场价格出现波动后，对该公司提起证券集体诉讼。在未来，我们可能会成为类似诉讼的目标。证券诉讼可能导致大量成本和责任，并可能转移管理层的注意力和资源。

We are not likely to pay cash dividends in the foreseeable future.

在可预见的未来，我们不太可能支付现金股息。

We currently intend to retain any future earnings for use in the operation and expansion of our business. Accordingly, we do not expect to pay any cash dividends in the foreseeable future, but will review this policy as circumstances dictate. Should we determine to pay dividends in the future, our ability to do so will depend upon the receipt of dividends or other payments from Shuhai Beijing. Shuhai Beijing may, from time to time, be subject to restrictions on its ability to make distributions to us, including restrictions on the conversion of RMB into U.S. dollars or other hard currency and other regulatory restrictions.

我们目前打算保留任何未来收益用于我们业务的运营和扩张。因此，我们预计在可预见的未来不会支付任何现金股息，但会根据情况重新审议这一政策。如果我们决定在未来支付股息，我们这样做的能力将取决于收到来自舒海北京的股息或其他付款。树海北京公司向我们进行分销的能力可能不时受到限制，包括将人民币兑换成美元或其他硬通货的限制以及其他监管限制。

Exhibit B

附件B

INVESTOR SUITABILITY QUESTIONNAIRE

投资者适合性调查问卷

FOR NON-U.S. INVESTORS AS DEFINED IN RULE 902 OF REGULATION S

《902规则》所界定的非美国投资者

CONFIDENTIAL

机密

Datasea Inc. (the “Company”) will use the responses to this questionnaire to qualify prospective investors for purposes of United States federal and state securities laws.  Please complete, sign, date and return one copy of this questionnaire to the Company as soon as possible, via mail or facsimile, to:

Datasea Inc.(以下简称“本公司”)将根据美国联邦和州证券法的规定，使用本问卷的回答来确定潜在投资者的资格。请尽快填妥、签署、填妥及交回本问卷一份，邮寄或传真至:

Datasea Inc.

20th Floor, Tower B, Guorui Plaza,

1 Ronghua South Road,

Technological Development Zone,Beijing, P.R. China, 100176,

中国北京经开区荣华南路1号

国锐广场B座20层

邮编100176。

Name:
姓名

(EXACT NAME AS IT SHOULD APPEAR ON SECURITIES)

(证券上显示的确切姓名)

1.	Please indicate the country in which you maintain your principal residence and how long you have maintained your principal residence in that country. 请说明您维持主要居住地的国家以及您在该国家维持主要居住的时间。

Country:
国家

Duration of Residence:
连续居住时间

Address:
地址

Email Address:
邮箱

The undersigned agrees that the Company may present this questionnaire to such parties as the Company deems appropriate to establish the availability of exemptions from registration under United States federal and state securities laws.  The undersigned represents that the information furnished in this questionnaire is true and correct and you acknowledge that the Company and its counsel are relying on the truth and accuracy of such information to comply with federal and state securities laws. The undersigned agrees to notify the Company promptly of any changes in the foregoing information that may occur prior to the investment.

签名人同意公司可以将此调查问卷提交给公司认为适当的各方，以确定美国联邦和州证券法规定的注册豁免。 签名人表示本调查问卷中提供的信息真实无误，您承认公司及其律师依赖此类信息的真实性和准确性来遵守联邦和州的证券法。 签名人同意及时通知公司有关投资前可能发生的上述信息的任何变更。

(Signature)签名

Title or capacity of signing party if the subscriber is partnership, corporation, trust or other non-individual entity
认购人的名称或身份，如果认购人是合伙、公司、信托或其他非个人实体的话

Date:
日期

I.  INDIVIDUAL INVESTORS:个体投资者

(Investors other than individuals should turn to Part II)

(个体以外的投资者请参阅第二部分)

INITIAL EACH BOX TRUE OR FALSE OR COMPLETE, AS APPROPRIATE

每个选项为TRUE或FALSE或COMPLETE，视情况而定

Disclosure of Foreign Citizenship.披露外国国籍。

1.	______ ________ True False	You are a citizen of a country other than the United States. 你是美国以外国家的公民。

2.	_________________	If the answer to the preceding question is true, specify the country of which you are a citizen. 如果上述问题的答案为True，请说明你是哪个国家的公民。

Verification of Status as a Non-“U.S. Person” under Regulation S.根据S条例核实非“美国人”身份

3.	______ ________ True False	You are a natural person resident in the United States. 你是一个居住在美国的自然人。

PLEASE PROVIDE COPIES OF THE IDENFICATION DOCUMENTS ISSUED BY THE COUNTRY OF WHICH YOU ARE A CITIZEN.

请提供由您所在国家/地区发布的身份证明文件的副本。

PLEASE TURN TO PART III AND SIGN AND DATE THIS QUESTIONNAIRE

请翻到第三部分，在问卷上签名并注明日期

II.  NON-INDIVIDUAL INVESTORS:

非个体投资者

(Please answer Part II only if the purchase is proposed to be undertaken by a corporation, partnership, trust or other entity)

(请只在拟由公司、合伙企业、信托或其他实体进行购买的情况下，才回答第II部)

☐	If the investment will be made by more than one affiliated entity, please complete a copy of this questionnaire for EACH entity. 如果投资将由一个以上的附属机构进行，请为每个机构填写一份问卷。

☐	PLEASE PROVIDE COPIES OF THE FORMATION DOCUMENTS ISSUED BY THE COUNTRY IN WHICH YOU WERE FORMED. 请提供由你所在国家颁发的注册文件副本。

INITIAL EACH BOX TRUE OR FALSE

每个选项为TRUE或FALSE

Disclosure of Foreign Ownership.披露外资所有权。

1.	______ ________ True False

You are an entity organized under the laws of a jurisdiction other than those of the United States or any state, territory or possession of the United States (a "Foreign Entity").

您是根据美国或美国的任何州、领土或属地以外的其他司法管辖区的法律组织的实体(“外国实体”)。

2.	______ ________ True False

You are a corporation of which, in the aggregate, more than one-fourth of the capital stock is owned of record or voted by Foreign Citizens, Foreign Entities, Foreign Corporations (as defined below) or Foreign partnerships (as defined below) (a "Foreign Corporation").

贵公司总股本的四分之一以上由外国公民、外国实体、外国公司(定义见下文)或外国合伙企业(定义见下文)(“外国公司”)持有或投票表决。

3.	______ ________ True False

You are a general or limited partnership of which any general or limited partner is a Foreign Citizen, Foreign Entity, Foreign Government, Foreign Corporation or Foreign Partnership (as defined below) (a "Foreign Partnership").

您是一个普通或有限合伙企业，其中任何普通或有限合伙企业是外国公民、外国实体、外国政府、外国公司或外国合伙企业(定义如下)(“外国合伙企业”)。

4.	______ ________ True False	You are a representative of, or entity controlled by, any of the entities listed in items 1 through 3 above. 你是上述第1至第3项所列任何实体的代表或受该实体控制。

Verification of Status as a Non-“U.S. Person” under Regulation S.根据S条例核实非“美国人”身份

1.	______ ________ True False	You are a partnership or corporation organized or incorporated under the laws of the United States. 您是根据美国法律组织或注册的合伙企业或公司。

2.	______ ________ True False

You are an estate of which any executor or administrator is a U.S. Person.  If the preceding sentence is true, but the executor or administrator who is a U.S. Person is a professional fiduciary and (i) there is another executor or administrator who is a non-U.S. Person who has shared or sole investment discretion with respect to the assets of the estate; and (ii) the estate is governed by foreign law, you may answer “False.”

你是一个产业的任何遗嘱执行人或管理员是一个美国公民。如果前句是正确的，但执行人或遗产管理人是美国公民是一家专业从事信托和（1）有另一个遗嘱执行人或遗产管理人非美国人拥有共享或独资自由裁量权;及（2）该房地产是由外国法律管辖，你可能会回答“错误”。

3.	______ ________ True False

You are a trust of which any trustee is a U.S. Person.  If the preceding sentence is true, but the trustee who is a U.S. Person is a professional fiduciary and (i) there is another trustee who is a non-U.S. Person who has shared or sole investment discretion with respect to the trust assets; and (ii) no beneficiary of the trust is a U.S. Person, you may answer “False.”

您是一个信托，任何受托人都是美国人。(i)另有一名受托人不是美国人的。与信托资产有共同或单独投资决定权的人;(ii)信托的受益人不是美国人，你可以回答“错误”。

4.	______ ________ True False	You are an agency or branch of a foreign entity located in the United States. 您是位于美国的外国机构或分支机构。

5.	______ ________ True False	You are a non-discretionary or similar account (other than an estate or trust) held by a dealer or fiduciary for the benefit or account of a U.S. Person. 你是一个非自由裁量或类似的帐户由经销商或受托人为美国人士的利益或帐户持有（除遗产或信托等）。

6.	______ ________ True False

You are a discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized or incorporated, or (if an individual) resident in the United States.  If the preceding sentence is true, but such account is held by a dealer or other professional fiduciary organized or incorporated, or resident in the United States for the benefit or account of a non-U.S. Person, you may answer “False.”

您是通过经销商或其它举行了全权委托账户或类似的帐户（除遗产或信托等）受托举办或合并，或（如果一个人）居住在美国。如果前述句子是正确的，但该账户是由在美国的非美国人士的利益或帐户经销商或有组织或结合其他专业信托，或居民举行，你可能会回答“错误”。

7.	______ ________ True False

You are a partnership or corporation that was organized under the laws of any foreign jurisdiction by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act not organized or incorporated.  If the preceding sentence is true, but you were organized or incorporated and are owned by accredited investors (as defined in rule 501(a) of Regulation D) who are not natural persons, estates or trusts, you may answer “False.”

您是由美国人根据任何外国司法管辖区的法律组建的合伙企业或公司，主要是为了投资未根据未经组织或合并的“证券法”注册的证券。 如果前一句是正确的，但您是由非自然人，遗产或信托的认可投资者（如规则D第501（a）条所定义）组织或成立并拥有，则您可以回答“错误”。

8.	______ ________ True False

You are an employee benefit plan established and administered in accordance with the law and customary practices and documentation of a country other than the United States.

您是根据除美国以外的其他国家的法律、惯例和文件建立和管理的员工福利计划。

9.	______ ________ True False

You are an agency or branch of a U.S. Person located outside the United States that is (i) operated for valid business reasons; (ii) engaged in the business of insurance or banking; and (iii) subject to substantive insurance or banking regulation, respectively, where located.

您是位于美国境外的美国人的代理机构或分支机构，且(i)因正当的业务理由而经营;(二)从事保险、银行业务的;(iii)分别受所在地的实质性保险或银行监管。

10.	______ ________ True False

You are the International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, or one of their agencies, affiliates or pension plans.

你是国际货币基金组织、国际复兴开发银行、美洲开发银行、亚洲开发银行、非洲开发银行、联合国，或它们的一个机构、附属机构或养恤金计划。

III. SIGNATURE

签名

You agree that the Company may disclose this questionnaire to such parties as the Company deems appropriate to establish the availability of exemptions from registration under federal and state securities laws.  You represent that the information furnished in this questionnaire is true, complete and correct and you acknowledge that the Company and its counsel are relying on the truth and accuracy of such information to comply with federal and state securities laws. You agree to notify the Company promptly of any changes in the foregoing information that may occur prior to the investment.

您同意，本公司可能会披露这份问卷给有关方公司认为适当建立在联邦和州证券法的注册豁免的可用性。你代表提供本调查表中的信息是真实、完整和正确的，你承认，本公司及其顾问正依靠事实和这些信息的准确性，遵守联邦和州证券法。您同意在上述信息投资之前可能发生的任何变化及时通知贵公司。

FOR INDIVIDUALS:个人

(Signature)签名

Date:	日期

FOR ENTITIES:实体

Name of Entity
实体名称

(Signature)
签名

Name of Signing Party 签名方姓名

Title of Signing Party
签名方职位